Exhibit 10.24

                               GUARANTY AGREEMENT


         THIS GUARANTY AGREEMENT ("Guaranty") is made as of the 30th day of September, 1996, by Consolidated Environmental Services, Inc., an Arkansas corporation ("Guarantor"), for the benefit of American Physicians Service Group, Inc., a Texas corporation ("Creditor").

         FOR VALUE RECEIVED, the receipt and sufficiency of which Guarantor acknowledges, Guarantor hereby jointly, severally, absolutely, irrevocably, and unconditionally guarantees to Creditor (a) the prompt payment and performance of
(i) any and all sums becoming due and payable pursuant to the Stock Put Agreement dated September 30, 1996, executed by Exsorbet Industries, Inc., an Idaho corporation ("Debtor") and Creditor, including without limitation any sums which may hereafter become due and owing on the Promissory Note (the "Note"), in the original principal amount of $3,300,000.00, which may be executed by Debtor pursuant to the Stock Put Agreement, and payable to the order of Creditor, including without limitation any and all interest thereon (other than such interest as may be in excess of the maximum lawful amount), late charges (if any), and costs of collection (including reasonable attorney's fees); (ii) all other sums and indebtedness described in or secured by the Transaction Documents (as defined below); (iii) any and all other sums becoming due and payable by Debtor to Creditor as a result of advances made by Creditor pursuant to the terms of the Transaction Documents, including without limitation the repayment of any future advances made by Creditor to Debtor and the repayment of any sums advanced for the protection of Creditor's security pursuant to the Transaction Documents; (iv) any and all renewals, extensions, replacements, rearrangements, substitutions, or modifications of all or any part of the Indebtedness
(collectively, the "Indebtedness"), and (b) the performance of any and all obligations, warranties, representations, covenants and agreements made by Debtor in connection with the Transaction Documents, as the same may be amended, modified, or restated from time to time (the "Obligations").

         2. Transaction Documents. The term "Transaction Documents" shall mean: the Stock Put Agreement dated September 30, 1996, executed by and between Debtor and Creditor; the Note (if and when executed pursuant to the terms of the Stock Put Agreement); the Warrant executed by Debtor in favor of Creditor; the Shareholder Rights Agreement executed by Debtor and Creditor; the Assignment and Security Agreement dated September 30, 1996, executed by and between Debtor and Creditor, and all other security agreements, assignments, and other documents executed by Debtor for the benefit of Creditor to secure the payment and performance of the Indebtedness and Obligations and creating a lien and security interest against the real or personal property described therein (the "Collateral"); any other Guaranty Agreements or surety agreements executed in favor of Creditor and guaranteeing the Note; and any other agreement, document, or instrument executed by Debtor or any other guarantor in connection with the transaction evidenced by the Stock Put Agreement.

         3. Nature of Guaranty. Guarantor agrees that this Guaranty is an absolute, complete, continuing, unconditional and irrevocable guaranty of payment and performance of the Indebtedness and the Obligations.

         4. Renewals and Extensions. This Guaranty applies to, and the Indebtedness shall additionally mean and refer to, any and all renewals, extensions, modifications, alterations, refinancings and rearrangements of all or any part of the Indebtedness.


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         5.       Representations and Warranties.  Guarantor hereby represents and warrants the following to Creditor:

                  (a) Guarantor may reasonably expect to benefit, directly or indirectly, from the making of this Guaranty and from and from each and every renewal, extension, modification, alteration, refinancing, and rearrangement of all or any part of the Indebtedness, the release of collateral or other relinquishment of legal rights made or granted or to be made or granted by Creditor to Debtor and the amendment or modification of the terms and conditions of the Obligations, and the Board of Directors of Guarantor has determined that Guarantor may reasonably be expected to benefit, directly or indirectly, from the making of this Guaranty and has adopted resolutions stating the same; and

                  (b) Guarantor is familiar with, and has independently reviewed the books and records regarding, the financial condition of Debtor and is familiar with the value of any and all collateral intended to be security for the payment of all or any part of the Indebtedness or for the performance of all or any of the Obligations; provided, however, Guarantor is not relying on such financial condition or collateral as an inducement to enter into this Guaranty; and

                  (c) Guarantor has adequate means to obtain from Debtor on a continuing basis information concerning the financial condition of Debtor and Guarantor is not relying on Creditor to provide such information to Guarantor either now or in the future; and

                  (d) Guarantor has the power and authority to execute, deliver, and perform this Guaranty and any other agreements executed by Guarantor contemporaneously herewith, and the execution, delivery, and performance of this Guaranty and any other agreements executed by Guarantor contemporaneously herewith do not and will not violate (i) any agreement or instrument to which Guarantor is a party, (ii) any law, rule, regulation or order of any governmental authority to which Guarantor is subject, or (iii) its articles or certificate of incorporation or bylaw; and

                  (e) neither Creditor nor any other party has made any representation, warranty or statement to Guarantor in order to induce Guarantor to execute this Guaranty; and

                  (f) the financial statements and other financial information regarding Guarantor heretofore and hereafter delivered to Creditor are and shall be true and correct in all material respects and fairly present the financial position of Guarantor as of the dates thereof, and no material adverse change has occurred in the financial condition of Guarantor reflected in the financial statements and other financial information regarding Guarantor heretofore delivered to Creditor since the date of the last statement thereof; and

                  (g) as of the date hereof, and after giving effect to this Guaranty and the obligations evidenced hereby, (i) Guarantor is and will be solvent, (ii) the fair saleable value of Guarantor's assets exceeds and will continue to exceed its liabilities (both fixed and contingent), (iii) Guarantor is and will continue to be able to pay its debts as they mature, and (iv) if Guarantor is not an individual, Guarantor has and will continue to have sufficient capital to carry on its business and all businesses in which it is about to engage.

         6. Inducement to Creditor. Guarantor acknowledges that this Guaranty is given to induce Creditor to extend credit to Debtor which would not be extended except in reliance upon this Guaranty.


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         7. Terms of Guaranty and Indebtedness  and  Obligations.  This Guaranty
contains the entire agreement between Guarantor and Creditor with respect to Guarantor's guarantee of the Indebtedness and Obligations; provided, however, this Guaranty is in addition to and does not replace, cancel, modify, impair, or affect any other guaranty executed by Guarantor and now or hereafter held by
Creditor   that   relates  to  Debtor  or  any  other   person  or  entity.   No
representations or agreements have been made by Creditor to Guarantor except as contained in this Guaranty. Guarantor has read and understands the implications of this Guaranty. Guarantor agrees to the terms, provisions and conditions of the Note, the Transaction Documents which may have been or may hereafter be executed by Debtor or other persons evidencing, securing, or in connection with the Indebtedness or Obligations or any part thereof, and agrees that Guarantor's liability shall in no manner be affected, impaired or released by reason of any term, provision, or condition of the Note, the Transaction Documents or by the failure, refusal, or omission of Creditor to enforce or observe any of same or by any action taken or omitted to be taken by Creditor pursuant thereto or in connection therewith.

         8. Payment and Performance by Guarantor. In each event that all or any portion of the Indebtedness shall become due and remain unpaid (however the maturity may have occurred), Guarantor will, upon demand, pay the amount due to Creditor (other than any interest as may be in excess of the maximum lawful amount), without notice having been given to Guarantor previous to such demand of the acceptance by Creditor of this Guaranty or of the creating or incurring of such indebtedness. Guarantor specifically agrees that it shall not be necessary or required in order to enforce any obligations under this Guaranty that Creditor has made demand for payment upon Debtor or any other person liable on the Indebtedness for payment thereof or for performance of the Obligations or has presented same for payment by Debtor or any other person liable thereon or has made protest thereof or has given notice to Debtor or any other party liable thereon of the maturity or nonpayment of the Indebtedness. All amounts becoming payable by Guarantor to Creditor under this Guaranty shall be payable at Creditor's address stated below, or at such other address as directed by Creditor in written notice to Guarantor. All payments made upon the Indebtedness at any time shall be deemed to have been paid by Debtor unless express notice in writing is given to Creditor at the time of payment by Guarantor that Creditor has been paid by Guarantor. Upon demand by Creditor, Guarantor shall perform or cause to be performed any or all of the Obligations.

         9. Suit on Guaranty. Suit may be brought by Creditor against Guarantor alone, or jointly and severally against Guarantor and any one or more other guarantors of the Indebtedness and/or Obligations, without impairing the rights of Creditor against Debtor or other guarantors of the Indebtedness and/or Obligations.

         10. Costs of Collection. Guarantor agrees to pay all costs of collection, including reasonable attorney's fees and expenses, if this Guaranty is placed in the hands of an attorney for collection or is collected through any court.

         11. Waiver by Guarantor. Guarantor specifically waives any notice (i) of acceptance of this Guaranty by Creditor, (ii) of the creation, advancement, increase, existence, renewal, extension, modification, refinancing, or rearrangement of the Indebtedness, or any indulgence with respect to the Indebtedness, or any part thereof, (iii) of nonpayment thereof or default thereon or in the performance of the Obligations, and (iv) of any amendment, modification, or restatement of all or any of the Obligations. Guarantor waives grace, demand, protest, presentment, and notice of intent to accelerate the maturity of the Indebtedness, notice of acceleration of the maturity of the Indebtedness, demand, protest, or presentment with respect to the Indebtedness, and Guarantor waives notice of the amount of the Indebtedness outstanding at any time. Guarantor agrees that the

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maturity of the Indebtedness, or any part thereof, may be accelerated,  renewed, extended, modified, refinanced, or rearranged or any other indulgence may be granted with respect thereto by Creditor at its will or as may be agreed by Debtor without notice to or further consent by Guarantor at any time. Guarantor agrees that Guarantor shall not be considered a "Debtor" as defined in Section
9.105 of the Texas Business and Commerce Code.

         12. Guarantor's Direct Liability. Creditor shall not be required, before or as a condition of enforcing the liability of Guarantor under this Guaranty, or requiring payment of the Indebtedness by Guarantor hereunder or performance of the Obligations, or at any time thereafter, to do any of the following: (a) proceed to obtain or assert a claim for personal judgment against Debtor for the Indebtedness or make any effort at collection of the Indebtedness from Debtor; (b) foreclose against or seek to realize upon the Collateral or any security now or hereafter existing for the Indebtedness or Obligations; (c) file suit or proceed to obtain or assert a claim for personal judgment against any other party (including any maker, guarantor, endorser or surety) liable for the Indebtedness or make any effort at collection of the Indebtedness from any such other party; (d) exercise or assert any other right or remedy to which Creditor is or may be entitled in connection with the Indebtedness or Obligations or any security or other guaranty therefor; (e) assert or file any claim against the assets or estate of Debtor or other person liable for the Indebtedness or Obligations, or any part thereof; (f) take any action against Debtor or any other person, to exhaust its remedies against endorsers, the Collateral or other collateral or security, or to resort to any balance of any deposit account or credit on the books of Creditor in favor of Debtor or any other person; or (g) pursue any other remedies Creditor may have in connection with the Indebtedness or Obligations.

         13. Obligations Not Impaired. Guarantor's obligations under this Guaranty shall not be released, diminished, impaired, reduced, or adversely affected, and Guarantor waives any common law, equitable, statutory or other rights that Guarantor might otherwise have, as a result of any of the following:

                  (a) any full or partial release of the liability of Debtor, any other guarantor of the Indebtedness and/or Obligations, or any other person primarily or secondarily liable on the Indebtedness and/or Obligations, or any part thereof (including any maker, endorser, guarantor or surety), whether such liability is direct or indirect, joint, several, or joint and several, it being recognized, acknowledged and agreed that Guarantor may be required to pay the Indebtedness and perform the Obligations in full without assistance of any other party, and Guarantor has not been induced to enter into this Guaranty on the basis of an understanding or agreement that other parties will at all times be liable to pay the Indebtedness or perform the Obligations, or that Creditor will look to other parties to pay the Indebtedness or perform the Obligations; provided, however, nothing in this Guaranty shall waive or release, either expressly or impliedly, any rights of subrogation, reimbursement or contribution that Guarantor may have, after payment in full of the Indebtedness and performance of the Obligations, against others liable under the Indebtedness or for performance of the Obligations, but Guarantor's rights of subrogation, reimbursement and contribution are secondary, subordinate and inferior to the rights and claims of Creditor;

                  (b) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of Debtor, or any receivership, insolvency, bankruptcy, reorganization or other similar proceedings affecting Debtor or any of its assets;

                  (c) any impairment, modification, release or limitation of liability of Debtor, or stay of foreclosure or other lien enforcement proceedings against Debtor, or Debtor's property, or Debtor's estate in bankruptcy, or any modification, discharge or extension of the Indebtedness

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resulting  from the operation of any present or future  provision of the Federal
Bankruptcy Code or other bankruptcy laws, or from the decision of any court, it being recognized, acknowledged and agreed that Guarantor shall remain liable on the Indebtedness and the Obligations, notwithstanding any act, omission or thing which might, but for the provisions hereof, otherwise operate as a legal or equitable discharge of Guarantor;

                  (d) any release of, subordination of, or substitution of any security or other guaranty now or hereafter held by Creditor for payment of the Indebtedness and performance of the Obligations, or of any part thereof;

                  (e) Creditor's failure to use diligence or care in preserving the liability of any person on the Indebtedness or the Obligations, or in bringing suit to enforce collection of the Indebtedness or performance of the Obligations;

                  (f) the addition of another guarantor or guarantors of the Indebtedness or Obligations;

                  (g) the substitution or withdrawal of collateral or release of security;

                  (h) any renewal, extension, modification, alteration, refinancing or rearrangement of or any other indulgence with respect to the Indebtedness or Obligations, or any part thereof;

                  (i) the exercise, failure to exercise, delay, omission or lack of diligence or care by Creditor in exercising any right or power conferred upon Creditor in this Guaranty, the Note, or any Transaction Document evidencing, securing or relating to the Note or by law or in equity;

                  (j) Debtor's not being liable for the Indebtedness or performance of the Obligations because the act of creating the Indebtedness or Obligations is ultra vires, or the officers or persons creating the Indebtedness or Obligations acted in excess of their authority, or for any reason the Indebtedness or Obligations cannot be enforced against Debtor;

                  (k) any payment by Debtor to Creditor if such payment is held to constitute a preference under the Federal Bankruptcy Code or other bankruptcy laws, or if for any other reason Creditor is required to refund such payment to Debtor or pay the amount thereof to any other party;

                  (l) Guarantor's being or becoming liable for any indebtedness owing by Debtor to Creditor, by endorsement or otherwise, other than under this Guaranty; or

                  (m) the invalidity, illegality or unenforceability of all or any part of the Indebtedness, for any reason whatsoever, including without limitation the fact that the Note or other Transaction Documents pertaining to the Indebtedness or Obligations have been forged or otherwise are irregular or not genuine or authentic.

         14. Application of Payments. If Creditor should collect or receive any payments from any person other than Guarantor, or funds which are not specifically required by law or agreement to be applied to the Indebtedness, then Creditor may, in Creditor's sole discretion, apply such payments to any indebtedness of Debtor other than the Indebtedness. Guarantor agrees that Creditor may apply payments or other funds received by Creditor from Debtor, from any other party obligated on the Indebtedness, from the liquidation of any collateral now or hereafter securing the Indebtedness, or from any other source, including without limitation, insurance proceeds and

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condemnation,  to the  Indebtedness  in any manner or order as Creditor may deem appropriate in its sole and absolute discretion.

         15. Collection of Indebtedness. Guarantor expressly waives any right to the benefit of or to require or control application of any security or the proceeds of any security now existing or hereafter obtained by Creditor as security for the Indebtedness, or any part thereof, and agrees that Creditor shall have no duty to apply to the Indebtedness any monies, payments or other property at any time received by or paid to or in the possession of Creditor, except as Creditor shall determine in its sole discretion. Guarantor specifically agrees that Guarantor shall not have any recourse or action against Creditor by reason of any action Creditor may take or omit to take in connection with the Indebtedness or Obligations, the collection of any sums or amounts herein mentioned, or in connection with any security for or any other guaranty of the Indebtedness and/or Obligations.

         16. Subordination. Guarantor subordinates all indebtedness owing to Guarantor from Debtor to the Indebtedness. Guarantor further subordinates any liens or security interest it may have in the collateral or security of Debtor (or any other party) to the liens and security interests in favor of Creditor securing the Indebtedness and the Obligations. Guarantor agrees not to accept any payments or satisfaction of any kind of any indebtedness of Debtor to Guarantor. If Guarantor should receive any such payment or satisfaction for indebtedness of Debtor to Guarantor in violation of the above terms, Guarantor agrees to deliver the payment or satisfaction to Creditor, and until delivered, Guarantor agrees to hold the same in trust for Creditor.

         17. Notice of Litigation, Claims, and Financial Change. Guarantor shall promptly inform Creditor of any litigation against Guarantor or affecting any security for the Indebtedness or Obligations which, if determined adversely, might have a material adverse effect upon the financial condition of Guarantor or upon such security or might cause a default under any of the documents evidencing, securing, or governing the Indebtedness or Obligations, any claim or controversy which might become the subject of litigation, and any material adverse change in the financial condition of Guarantor.

         18. Usury Disclaimer. No provision herein or in any promissory note, security instrument, or any other Transaction Document executed by Debtor or Guarantor evidencing the Indebtedness shall be construed to be or to create a contract by Guarantor to pay, as consideration for the use, forbearance, or detention of money, interest in excess of the rate or amount allowed by law. If any excess of interest in such respect is provided for herein or in any such promissory note, security instrument, or any other Transaction Document, the provisions of this Section shall govern, and neither Debtor nor Guarantor shall be obligated to pay the amount of such interest to the extent that it is in excess of the amount permitted by applicable law. The intention of the parties is to conform strictly to the usury laws now in force, and all Promissory Notes and Transaction Documents executed by Debtor or Guarantor evidencing the Indebtedness or Obligations shall be held subject to reduction to the amount allowed under said usury laws as now or hereafter construed by the courts having jurisdiction.

         19. Transferability. This Guaranty is intended for and shall inure to the benefit of Creditor and each and every other person who shall from time to time be or become the owner or holder of any of the Indebtedness, and each and every reference herein to Creditor shall also include and refer to each and every successor or assignee of Creditor at any time holding or owning any part of or interest in any part of the Indebtedness. This Guaranty shall be transferable and negotiable, with the same force and effect and to the same extent that the Indebtedness is transferable, it being understood and stipulated that upon the assignment or transfer by Creditor of any of the Indebtedness

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the legal  holder or owner of the  Indebtedness  (or part  thereof  or  interest therein transferred or assigned by Creditor) shall also, unless provided otherwise by Creditor in its transfer or assignment, have and may exercise all of the rights granted to Creditor under this Guaranty to the extent of the part of or interest in the Indebtedness assigned or transferred to said person. Guarantor expressly waives notice of transfer or assignment of the Indebtedness, or any part thereof, or of the rights of Creditor hereunder. Notwithstanding anything in this Section to the contrary, all Indebtedness and Obligations to Creditor shall be paid and performed in full first, before any assignee or transferee shall receive any benefits of this Guaranty.

         20. Information Concerning Guarantor. Guarantor acknowledges and agrees that Creditor may transfer the Indebtedness or partial interests therein to one or more transferees or participants. Guarantor authorizes Creditor to disseminate any information Creditor has pertaining to the Indebtedness, including, without limitation, credit information on Guarantor, to any such transferee or participant or prospective transferee or participant.

         21. Binding on Others. This Guaranty shall be binding upon Guarantor and Guarantor's heirs, legal representative, personal representatives, executors, administrators, successors and assigns.

         22. Modification or Consent. No modification, consent or waiver of any provision of this Guaranty shall be effective unless the modification, consent or waiver is in writing and signed by an officer of Creditor, and then shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on Guarantor in any case shall, of itself, entitle Guarantor to any other or further notice or demand in similar or other circumstances. No delay or omission by Creditor in exercising any power or right under this Guaranty shall impair any such right or power or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such power preclude other or further exercise thereof, or the exercise of any other right or power under this Guaranty. All rights and remedies of Creditor under this Guaranty are cumulative of each other and of every other right or remedy which Creditor may otherwise have at law or in equity or under any other contract or document, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

         23. Waiver of Certain Statutory Provisions. Guarantor hereby waives all rights to which Guarantor may be or might otherwise become entitled to with respect to the provisions of Sections 34.02 and 34.03 of the Texas Business and Commerce Code, as amended, and agrees that the rights of Guarantor pursuant to the provisions of Section 34.04 of the Texas Business and Commerce Code, as amended, shall be subject to, secondary, subordinate and inferior in all respects to the rights of Creditor pursuant to this Guaranty.

         24. Notices. Any notice or demand to Guarantor may be given and shall conclusively be deemed and considered to have been given and received upon the deposit thereof, in writing, in the United States mail, duly stamped and addressed to Guarantor at Guarantor's address stated below, but actual notice, however given or received, shall always be effective. The last preceding sentence shall not be construed in anywise to affect or impair any waiver of notice or demand herein provided or to require giving of notice or demand to or upon Guarantor in any situation or for any reason. Creditor's and Guarantor's respective addresses are:


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                           Creditor:   American Physicians Service Group, Inc.
                                       Attn: Mr. Duane K. Boyd
                                       1301 Capital of Texas Hwy., Suite C-300
                                       Austin, Texas, 78746

                           Guarantor:  Consolidated Environmental Services, Inc.
                                       Attn:
                                       1401 South Waldron, Suite 201
                                       Fort Smith, Arkansas 72903

         25. Governing Law and Place of Performance. GUARANTOR AGREES THAT THIS GUARANTY IS GOVERNED BY THE LAWS OF THE UNITED STATES AND THE STATE OF TEXAS. This Guaranty is performable in Travis County, Texas, and Guarantor hereby waives the right to be sued elsewhere.

         26. Headings. Section headings of this Guaranty are inserted for convenience of reference only, and shall not alter, define, or be used in construing the text of such sections.

         27. Pronouns. As used herein and when required by the context, each number (singular and plural) shall include all numbers, and each gender shall include all genders, and unless the context otherwise requires the word "person" or "party" shall include "person, corporation, firm, partnership or association".

         28. Notice of Invalidity of Oral Agreements. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         EXECUTED this 30th day of September, 1996.

                                       GUARANTOR:

                                       Consolidated Environmental Services, Inc.
                                       (an Arkansas corporation)



                                       By:
                                      Name:
                                     Title:


APSGI/Exsorbet
GUARANTY AGREEMENT                                   Page 8

GUARANTY AGREEMENT


         THIS GUARANTY AGREEMENT ("Guaranty") is made as of the 30th day of September, 1996, by Cierra, Inc., an Arkansas corporation ("Guarantor"), for the benefit of American Physicians Service Group, Inc., a Texas corporation ("Creditor").

         FOR VALUE RECEIVED, the receipt and sufficiency of which Guarantor acknowledges, Guarantor hereby jointly, severally, absolutely, irrevocably, and unconditionally guarantees to Creditor (a) the prompt payment and performance of
(i) any and all sums becoming due and payable pursuant to the Stock Put Agreement dated September 30, 1996, executed by Exsorbet Industries, Inc., an Idaho corporation ("Debtor") and Creditor, including without limitation any sums which may hereafter become due and owing on the Promissory Note (the "Note"), in the original principal amount of $3,300,000.00, which may be executed by Debtor pursuant to the Stock Put Agreement, and payable to the order of Creditor, including without limitation any and all interest thereon (other than such interest as may be in excess of the maximum lawful amount), late charges (if any), and costs of collection (including reasonable attorney's fees); (ii) all other sums and indebtedness described in or secured by the Transaction Documents (as defined below); (iii) any and all other sums becoming due and payable by Debtor to Creditor as a result of advances made by Creditor pursuant to the terms of the Transaction Documents, including without limitation the repayment of any future advances made by Creditor to Debtor and the repayment of any sums advanced for the protection of Creditor's security pursuant to the Transaction Documents; (iv) any and all renewals, extensions, replacements, rearrangements, substitutions, or modifications of all or any part of the Indebtedness
(collectively, the "Indebtedness"), and (b) the performance of any and all obligations, warranties, representations, covenants and agreements made by Debtor in connection with the Transaction Documents, as the same may be amended, modified, or restated from time to time (the "Obligations").

         2. Transaction Documents. The term "Transaction Documents" shall mean: the Stock Put Agreement dated September 30, 1996, executed by and between Debtor and Creditor; the Note (if and when executed pursuant to the terms of the Stock Put Agreement); the Warrant executed by Debtor in favor of Creditor; the Shareholder Rights Agreement executed by Debtor and Creditor; the Assignment and Security Agreement dated September 30, 1996, executed by and between Debtor and Creditor, and all other security agreements, assignments, and other documents executed by Debtor for the benefit of Creditor to secure the payment and performance of the Indebtedness and Obligations and creating a lien and security interest against the real or personal property described therein (the "Collateral"); any other Guaranty Agreements or surety agreements executed in favor of Creditor and guaranteeing the Note; and any other agreement, document, or instrument executed by Debtor or any other guarantor in connection with the transaction evidenced by the Stock Put Agreement.

         3. Nature of Guaranty. Guarantor agrees that this Guaranty is an absolute, complete, continuing, unconditional and irrevocable guaranty of payment and performance of the Indebtedness and the Obligations.

         4. Renewals and Extensions. This Guaranty applies to, and the Indebtedness shall additionally mean and refer to, any and all renewals, extensions, modifications, alterations, refinancings and rearrangements of all or any part of the Indebtedness.


APSGI/Exsorbet
GUARANTY AGREEMENT                                   Page 1

                                                                       Initials

         5. Representations and Warranties. Guarantor hereby represents and warrants the following to Creditor:

                  (a) Guarantor may reasonably expect to benefit, directly or indirectly, from the making of this Guaranty and from and from each and every renewal, extension, modification, alteration, refinancing, and rearrangement of all or any part of the Indebtedness, the release of collateral or other relinquishment of legal rights made or granted or to be made or granted by Creditor to Debtor and the amendment or modification of the terms and conditions of the Obligations, and the Board of Directors of Guarantor has determined that Guarantor may reasonably be expected to benefit, directly or indirectly, from the making of this Guaranty and has adopted resolutions stating the same; and

                  (b) Guarantor is familiar with, and has independently reviewed the books and records regarding, the financial condition of Debtor and is familiar with the value of any and all collateral intended to be security for the payment of all or any part of the Indebtedness or for the performance of all or any of the Obligations; provided, however, Guarantor is not relying on such financial condition or collateral as an inducement to enter into this Guaranty; and

                  (c) Guarantor has adequate means to obtain from Debtor on a continuing basis information concerning the financial condition of Debtor and Guarantor is not relying on Creditor to provide such information to Guarantor either now or in the future; and

                  (d) Guarantor has the power and authority to execute, deliver, and perform this Guaranty and any other agreements executed by Guarantor contemporaneously herewith, and the execution, delivery, and performance of this Guaranty and any other agreements executed by Guarantor contemporaneously herewith do not and will not violate (i) any agreement or instrument to which Guarantor is a party, (ii) any law, rule, regulation or order of any governmental authority to which Guarantor is subject, or (iii) its articles or certificate of incorporation or bylaw; and

                  (e) neither Creditor nor any other party has made any representation, warranty or statement to Guarantor in order to induce Guarantor to execute this Guaranty; and

                  (f) the financial statements and other financial information regarding Guarantor heretofore and hereafter delivered to Creditor are and shall be true and correct in all material respects and fairly present the financial position of Guarantor as of the dates thereof, and no material adverse change has occurred in the financial condition of Guarantor reflected in the financial statements and other financial information regarding Guarantor heretofore delivered to Creditor since the date of the last statement thereof; and

                  (g) as of the date hereof, and after giving effect to this Guaranty and the obligations evidenced hereby, (i) Guarantor is and will be solvent, (ii) the fair saleable value of Guarantor's assets exceeds and will continue to exceed its liabilities (both fixed and contingent), (iii) Guarantor is and will continue to be able to pay its debts as they mature, and (iv) if Guarantor is not an individual, Guarantor has and will continue to have sufficient capital to carry on its business and all businesses in which it is about to engage.

         6. Inducement to Creditor. Guarantor acknowledges that this Guaranty is given to induce Creditor to extend credit to Debtor which would not be extended except in reliance upon this Guaranty.


APSGI/Exsorbet
GUARANTY AGREEMENT                                   Page 2

                                                                        Initials

         7. Terms of Guaranty and Indebtedness and Obligations. This Guaranty contains the entire agreement between Guarantor and Creditor with respect to Guarantor's guarantee of the Indebtedness and Obligations; provided, however, this Guaranty is in addition to and does not replace, cancel, modify, impair, or affect any other guaranty executed by Guarantor and now or hereafter held by Creditor that relates to Debtor or any other person or entity. No representations or agreements have been made by Creditor to Guarantor except as contained in this Guaranty. Guarantor has read and understands the implications of this Guaranty. Guarantor agrees to the terms, provisions and conditions of the Note, the Transaction Documents which may have been or may hereafter be executed by Debtor or other persons evidencing, securing, or in connection with the Indebtedness or Obligations or any part thereof, and agrees that Guarantor's liability shall in no manner be affected, impaired or released by reason of any term, provision, or condition of the Note, the Transaction Documents or by the failure, refusal, or omission of Creditor to enforce or observe any of same or by any action taken or omitted to be taken by Creditor pursuant thereto or in connection therewith.

         8. Payment and Performance by Guarantor. In each event that all or any portion of the Indebtedness shall become due and remain unpaid (however the maturity may have occurred), Guarantor will, upon demand, pay the amount due to Creditor (other than any interest as may be in excess of the maximum lawful amount), without notice having been given to Guarantor previous to such demand of the acceptance by Creditor of this Guaranty or of the creating or incurring of such indebtedness. Guarantor specifically agrees that it shall not be necessary or required in order to enforce any obligations under this Guaranty that Creditor has made demand for payment upon Debtor or any other person liable on the Indebtedness for payment thereof or for performance of the Obligations or has presented same for payment by Debtor or any other person liable thereon or has made protest thereof or has given notice to Debtor or any other party liable thereon of the maturity or nonpayment of the Indebtedness. All amounts becoming payable by Guarantor to Creditor under this Guaranty shall be payable at Creditor's address stated below, or at such other address as directed by Creditor in written notice to Guarantor. All payments made upon the Indebtedness at any time shall be deemed to have been paid by Debtor unless express notice in writing is given to Creditor at the time of payment by Guarantor that Creditor has been paid by Guarantor. Upon demand by Creditor, Guarantor shall perform or cause to be performed any or all of the Obligations.

         9. Suit on Guaranty. Suit may be brought by Creditor against Guarantor alone, or jointly and severally against Guarantor and any one or more other guarantors of the Indebtedness and/or Obligations, without impairing the rights of Creditor against Debtor or other guarantors of the Indebtedness and/or Obligations.

         10. Costs of Collection. Guarantor agrees to pay all costs of collection, including reasonable attorney's fees and expenses, if this Guaranty is placed in the hands of an attorney for collection or is collected through any court.

         11. Waiver by Guarantor. Guarantor specifically waives any notice (i) of acceptance of this Guaranty by Creditor, (ii) of the creation, advancement, increase, existence, renewal, extension, modification, refinancing, or rearrangement of the Indebtedness, or any indulgence with respect to the Indebtedness, or any part thereof, (iii) of nonpayment thereof or default thereon or in the performance of the Obligations, and (iv) of any amendment, modification, or restatement of all or any of the Obligations. Guarantor waives grace, demand, protest, presentment, and notice of intent to accelerate the maturity of the Indebtedness, notice of acceleration of the maturity of the Indebtedness, demand, protest, or presentment with respect to the Indebtedness, and Guarantor waives notice of the amount of the Indebtedness outstanding at any time. Guarantor agrees that the

APSGI/Exsorbet
GUARANTY AGREEMENT                                   Page 3

                                                                        Initials
maturity of the Indebtedness, or any part thereof, may be accelerated, renewed, extended, modified, refinanced, or rearranged or any other indulgence may be granted with respect thereto by Creditor at its will or as may be agreed by Debtor without notice to or further consent by Guarantor at any time. Guarantor agrees that Guarantor shall not be considered a "Debtor" as defined in Section
9.105 of the Texas Business and Commerce Code.

         12. Guarantor's Direct Liability. Creditor shall not be required, before or as a condition of enforcing the liability of Guarantor under this Guaranty, or requiring payment of the Indebtedness by Guarantor hereunder or performance of the Obligations, or at any time thereafter, to do any of the following: (a) proceed to obtain or assert a claim for personal judgment against Debtor for the Indebtedness or make any effort at collection of the Indebtedness from Debtor; (b) foreclose against or seek to realize upon the Collateral or any security now or hereafter existing for the Indebtedness or Obligations; (c) file suit or proceed to obtain or assert a claim for personal judgment against any other party (including any maker, guarantor, endorser or surety) liable for the Indebtedness or make any effort at collection of the Indebtedness from any such other party; (d) exercise or assert any other right or remedy to which Creditor is or may be entitled in connection with the Indebtedness or Obligations or any security or other guaranty therefor; (e) assert or file any claim against the assets or estate of Debtor or other person liable for the Indebtedness or Obligations, or any part thereof; (f) take any action against Debtor or any other person, to exhaust its remedies against endorsers, the Collateral or other collateral or security, or to resort to any balance of any deposit account or credit on the books of Creditor in favor of Debtor or any other person; or (g) pursue any other remedies Creditor may have in connection with the Indebtedness or Obligations.

         13. Obligations Not Impaired. Guarantor's obligations under this Guaranty shall not be released, diminished, impaired, reduced, or adversely affected, and Guarantor waives any common law, equitable, statutory or other rights that Guarantor might otherwise have, as a result of any of the following:

                  (a) any full or partial release of the liability of Debtor, any other guarantor of the Indebtedness and/or Obligations, or any other person primarily or secondarily liable on the Indebtedness and/or Obligations, or any part thereof (including any maker, endorser, guarantor or surety), whether such liability is direct or indirect, joint, several, or joint and several, it being recognized, acknowledged and agreed that Guarantor may be required to pay the Indebtedness and perform the Obligations in full without assistance of any other party, and Guarantor has not been induced to enter into this Guaranty on the basis of an understanding or agreement that other parties will at all times be liable to pay the Indebtedness or perform the Obligations, or that Creditor will look to other parties to pay the Indebtedness or perform the Obligations; provided, however, nothing in this Guaranty shall waive or release, either expressly or impliedly, any rights of subrogation, reimbursement or contribution that Guarantor may have, after payment in full of the Indebtedness and performance of the Obligations, against others liable under the Indebtedness or for performance of the Obligations, but Guarantor's rights of subrogation, reimbursement and contribution are secondary, subordinate and inferior to the rights and claims of Creditor;

                  (b) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of Debtor, or any receivership, insolvency, bankruptcy, reorganization or other similar proceedings affecting Debtor or any of its assets;

                  (c) any impairment, modification, release or limitation of liability of Debtor, or stay of foreclosure or other lien enforcement proceedings against Debtor, or Debtor's property, or Debtor's estate in bankruptcy, or any modification, discharge or extension of the Indebtedness

APSGI/Exsorbet
GUARANTY AGREEMENT                                   Page 4

                                                                        Initials
resulting from the operation of any present or future provision of the Federal Bankruptcy Code or other bankruptcy laws, or from the decision of any court, it being recognized, acknowledged and agreed that Guarantor shall remain liable on the Indebtedness and the Obligations, notwithstanding any act, omission or thing which might, but for the provisions hereof, otherwise operate as a legal or equitable discharge of Guarantor;

                  (d) any release of, subordination of, or substitution of any security or other guaranty now or hereafter held by Creditor for payment of the Indebtedness and performance of the Obligations, or of any part thereof;

                  (e) Creditor's failure to use diligence or care in preserving the liability of any person on the Indebtedness or the Obligations, or in bringing suit to enforce collection of the Indebtedness or performance of the Obligations;

                  (f) the addition of another guarantor or guarantors of the Indebtedness or Obligations;

                  (g) the substitution or withdrawal of collateral or release of security;

                  (h) any renewal, extension, modification, alteration, refinancing or rearrangement of or any other indulgence with respect to the Indebtedness or Obligations, or any part thereof;

                  (i) the exercise, failure to exercise, delay, omission or lack of diligence or care by Creditor in exercising any right or power conferred upon Creditor in this Guaranty, the Note, or any Transaction Document evidencing, securing or relating to the Note or by law or in equity;

                  (j) Debtor's not being liable for the Indebtedness or performance of the Obligations because the act of creating the Indebtedness or Obligations is ultra vires, or the officers or persons creating the Indebtedness or Obligations acted in excess of their authority, or for any reason the Indebtedness or Obligations cannot be enforced against Debtor;

                  (k) any payment by Debtor to Creditor if such payment is held to constitute a preference under the Federal Bankruptcy Code or other bankruptcy laws, or if for any other reason Creditor is required to refund such payment to Debtor or pay the amount thereof to any other party;

                  (l) Guarantor's being or becoming liable for any indebtedness owing by Debtor to Creditor, by endorsement or otherwise, other than under this Guaranty; or

                  (m) the invalidity, illegality or unenforceability of all or any part of the Indebtedness, for any reason whatsoever, including without limitation the fact that the Note or other Transaction Documents pertaining to the Indebtedness or Obligations have been forged or otherwise are irregular or not genuine or authentic.

         14. Application of Payments. If Creditor should collect or receive any payments from any person other than Guarantor, or funds which are not specifically required by law or agreement to be applied to the Indebtedness, then Creditor may, in Creditor's sole discretion, apply such payments to any indebtedness of Debtor other than the Indebtedness. Guarantor agrees that Creditor may apply payments or other funds received by Creditor from Debtor, from any other party obligated on the Indebtedness, from the liquidation of any collateral now or hereafter securing the Indebtedness, or from any other source, including without limitation, insurance proceeds and

APSGI/Exsorbet
GUARANTY AGREEMENT                                   Page 5

                                                                        Initials
condemnation, to the Indebtedness in any manner or order as Creditor may deem appropriate in its sole and absolute discretion.

         15. Collection of Indebtedness. Guarantor expressly waives any right to the benefit of or to require or control application of any security or the proceeds of any security now existing or hereafter obtained by Creditor as security for the Indebtedness, or any part thereof, and agrees that Creditor shall have no duty to apply to the Indebtedness any monies, payments or other property at any time received by or paid to or in the possession of Creditor, except as Creditor shall determine in its sole discretion. Guarantor specifically agrees that Guarantor shall not have any recourse or action against Creditor by reason of any action Creditor may take or omit to take in connection with the Indebtedness or Obligations, the collection of any sums or amounts herein mentioned, or in connection with any security for or any other guaranty of the Indebtedness and/or Obligations.

         16. Subordination. Guarantor subordinates all indebtedness owing to Guarantor from Debtor to the Indebtedness. Guarantor further subordinates any liens or security interest it may have in the collateral or security of Debtor (or any other party) to the liens and security interests in favor of Creditor securing the Indebtedness and the Obligations. Guarantor agrees not to accept any payments or satisfaction of any kind of any indebtedness of Debtor to Guarantor. If Guarantor should receive any such payment or satisfaction for indebtedness of Debtor to Guarantor in violation of the above terms, Guarantor agrees to deliver the payment or satisfaction to Creditor, and until delivered, Guarantor agrees to hold the same in trust for Creditor.

         17. Notice of Litigation, Claims, and Financial Change. Guarantor shall promptly inform Creditor of any litigation against Guarantor or affecting any security for the Indebtedness or Obligations which, if determined adversely, might have a material adverse effect upon the financial condition of Guarantor or upon such security or might cause a default under any of the documents evidencing, securing, or governing the Indebtedness or Obligations, any claim or controversy which might become the subject of litigation, and any material adverse change in the financial condition of Guarantor.

         18. Usury Disclaimer. No provision herein or in any promissory note, security instrument, or any other Transaction Document executed by Debtor or Guarantor evidencing the Indebtedness shall be construed to be or to create a contract by Guarantor to pay, as consideration for the use, forbearance, or detention of money, interest in excess of the rate or amount allowed by law. If any excess of interest in such respect is provided for herein or in any such promissory note, security instrument, or any other Transaction Document, the provisions of this Section shall govern, and neither Debtor nor Guarantor shall be obligated to pay the amount of such interest to the extent that it is in excess of the amount permitted by applicable law. The intention of the parties is to conform strictly to the usury laws now in force, and all Promissory Notes and Transaction Documents executed by Debtor or Guarantor evidencing the Indebtedness or Obligations shall be held subject to reduction to the amount allowed under said usury laws as now or hereafter construed by the courts having jurisdiction.

         19. Transferability. This Guaranty is intended for and shall inure to the benefit of Creditor and each and every other person who shall from time to time be or become the owner or holder of any of the Indebtedness, and each and every reference herein to Creditor shall also include and refer to each and every successor or assignee of Creditor at any time holding or owning any part of or interest in any part of the Indebtedness. This Guaranty shall be transferable and negotiable, with the same force and effect and to the same extent that the Indebtedness is transferable, it being understood and stipulated that upon the assignment or transfer by Creditor of any of the Indebtedness

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GUARANTY AGREEMENT                                   Page 6

                                                                        Initials
the legal holder or owner of the Indebtedness (or part thereof or interest therein transferred or assigned by Creditor) shall also, unless provided otherwise by Creditor in its transfer or assignment, have and may exercise all of the rights granted to Creditor under this Guaranty to the extent of the part of or interest in the Indebtedness assigned or transferred to said person. Guarantor expressly waives notice of transfer or assignment of the Indebtedness, or any part thereof, or of the rights of Creditor hereunder. Notwithstanding anything in this Section to the contrary, all Indebtedness and Obligations to Creditor shall be paid and performed in full first, before any assignee or transferee shall receive any benefits of this Guaranty.

         20. Information Concerning Guarantor. Guarantor acknowledges and agrees that Creditor may transfer the Indebtedness or partial interests therein to one or more transferees or participants. Guarantor authorizes Creditor to disseminate any information Creditor has pertaining to the Indebtedness, including, without limitation, credit information on Guarantor, to any such transferee or participant or prospective transferee or participant.

         21. Binding on Others. This Guaranty shall be binding upon Guarantor and Guarantor's heirs, legal representative, personal representatives, executors, administrators, successors and assigns.

         22. Modification or Consent. No modification, consent or waiver of any provision of this Guaranty shall be effective unless the modification, consent or waiver is in writing and signed by an officer of Creditor, and then shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on Guarantor in any case shall, of itself, entitle Guarantor to any other or further notice or demand in similar or other circumstances. No delay or omission by Creditor in exercising any power or right under this Guaranty shall impair any such right or power or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such power preclude other or further exercise thereof, or the exercise of any other right or power under this Guaranty. All rights and remedies of Creditor under this Guaranty are cumulative of each other and of every other right or remedy which Creditor may otherwise have at law or in equity or under any other contract or document, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

         23. Waiver of Certain Statutory Provisions. Guarantor hereby waives all rights to which Guarantor may be or might otherwise become entitled to with respect to the provisions of Sections 34.02 and 34.03 of the Texas Business and Commerce Code, as amended, and agrees that the rights of Guarantor pursuant to the provisions of Section 34.04 of the Texas Business and Commerce Code, as amended, shall be subject to, secondary, subordinate and inferior in all respects to the rights of Creditor pursuant to this Guaranty.

         24. Notices. Any notice or demand to Guarantor may be given and shall conclusively be deemed and considered to have been given and received upon the deposit thereof, in writing, in the United States mail, duly stamped and addressed to Guarantor at Guarantor's address stated below, but actual notice, however given or received, shall always be effective. The last preceding sentence shall not be construed in anywise to affect or impair any waiver of notice or demand herein provided or to require giving of notice or demand to or upon Guarantor in any situation or for any reason. Creditor's and Guarantor's respective addresses are:


APSGI/Exsorbet
GUARANTY AGREEMENT                                   Page 7

                                                                        Initials

                           Creditor:   American Physicians Service Group, Inc.
                                       Attn: Mr. Duane K. Boyd
                                       1301 Capital of Texas Hwy., Suite C-300
                                       Austin, Texas, 78746

                           Guarantor:  Cierra, Inc.
                                       Attn:
                                       1401 South Waldron, Suite 201
                                       Fort Smith, Arkansas 72903

         25. Governing Law and Place of Performance. GUARANTOR AGREES THAT THIS GUARANTY IS GOVERNED BY THE LAWS OF THE UNITED STATES AND THE STATE OF TEXAS. This Guaranty is performable in Travis County, Texas, and Guarantor hereby waives the right to be sued elsewhere.

         26. Headings. Section headings of this Guaranty are inserted for convenience of reference only, and shall not alter, define, or be used in construing the text of such sections.

         27. Pronouns. As used herein and when required by the context, each number (singular and plural) shall include all numbers, and each gender shall include all genders, and unless the context otherwise requires the word "person" or "party" shall include "person, corporation, firm, partnership or association".

         28. Notice of Invalidity of Oral Agreements. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         EXECUTED this 30th day of September, 1996.

                                       GUARANTOR:

                                       Cierra, Inc.
                                       (an Arkansas corporation)



                                       By:
                                      Name:
                                     Title:


APSGI/Exsorbet
GUARANTY AGREEMENT                                   Page 8

GUARANTY AGREEMENT


         THIS GUARANTY AGREEMENT ("Guaranty") is made as of the 30th day of September, 1996, by Larco Environmental Services, Inc., a Louisiana corporation ("Guarantor"), for the benefit of American Physicians Service Group, Inc., a Texas corporation ("Creditor").

         FOR VALUE RECEIVED, the receipt and sufficiency of which Guarantor acknowledges, Guarantor hereby jointly, severally, absolutely, irrevocably, and unconditionally guarantees to Creditor (a) the prompt payment and performance of
(i) any and all sums becoming due and payable pursuant to the Stock Put Agreement dated September 30, 1996, executed by Exsorbet Industries, Inc., an Idaho corporation ("Debtor") and Creditor, including without limitation any sums which may hereafter become due and owing on the Promissory Note (the "Note"), in the original principal amount of $3,300,000.00, which may be executed by Debtor pursuant to the Stock Put Agreement, and payable to the order of Creditor, including without limitation any and all interest thereon (other than such interest as may be in excess of the maximum lawful amount), late charges (if any), and costs of collection (including reasonable attorney's fees); (ii) all other sums and indebtedness described in or secured by the Transaction Documents (as defined below); (iii) any and all other sums becoming due and payable by Debtor to Creditor as a result of advances made by Creditor pursuant to the terms of the Transaction Documents, including without limitation the repayment of any future advances made by Creditor to Debtor and the repayment of any sums advanced for the protection of Creditor's security pursuant to the Transaction Documents; (iv) any and all renewals, extensions, replacements, rearrangements, substitutions, or modifications of all or any part of the Indebtedness
(collectively, the "Indebtedness"), and (b) the performance of any and all obligations, warranties, representations, covenants and agreements made by Debtor in connection with the Transaction Documents, as the same may be amended, modified, or restated from time to time (the "Obligations").

         2. Transaction Documents. The term "Transaction Documents" shall mean: the Stock Put Agreement dated September 30, 1996, executed by and between Debtor and Creditor; the Note (if and when executed pursuant to the terms of the Stock Put Agreement); the Warrant executed by Debtor in favor of Creditor; the Shareholder Rights Agreement executed by Debtor and Creditor; the Assignment and Security Agreement dated September 30, 1996, executed by and between Debtor and Creditor, and all other security agreements, assignments, and other documents executed by Debtor for the benefit of Creditor to secure the payment and performance of the Indebtedness and Obligations and creating a lien and security interest against the real or personal property described therein (the "Collateral"); any other Guaranty Agreements or surety agreements executed in favor of Creditor and guaranteeing the Note; and any other agreement, document, or instrument executed by Debtor or any other guarantor in connection with the transaction evidenced by the Stock Put Agreement.

         3. Nature of Guaranty. Guarantor agrees that this Guaranty is an absolute, complete, continuing, unconditional and irrevocable guaranty of payment and performance of the Indebtedness and the Obligations.

         4. Renewals and Extensions. This Guaranty applies to, and the Indebtedness shall additionally mean and refer to, any and all renewals, extensions, modifications, alterations, refinancings and rearrangements of all or any part of the Indebtedness.


APSGI/Exsorbet
GUARANTY AGREEMENT                                   Page 1

                                                                       Initials

         5. Representations and Warranties. Guarantor hereby represents and warrants the following to Creditor:

                  (a) Guarantor may reasonably expect to benefit, directly or indirectly, from the making of this Guaranty and from and from each and every renewal, extension, modification, alteration, refinancing, and rearrangement of all or any part of the Indebtedness, the release of collateral or other relinquishment of legal rights made or granted or to be made or granted by Creditor to Debtor and the amendment or modification of the terms and conditions of the Obligations, and the Board of Directors of Guarantor has determined that Guarantor may reasonably be expected to benefit, directly or indirectly, from the making of this Guaranty and has adopted resolutions stating the same; and

                  (b) Guarantor is familiar with, and has independently reviewed the books and records regarding, the financial condition of Debtor and is familiar with the value of any and all collateral intended to be security for the payment of all or any part of the Indebtedness or for the performance of all or any of the Obligations; provided, however, Guarantor is not relying on such financial condition or collateral as an inducement to enter into this Guaranty; and

                  (c) Guarantor has adequate means to obtain from Debtor on a continuing basis information concerning the financial condition of Debtor and Guarantor is not relying on Creditor to provide such information to Guarantor either now or in the future; and

                  (d) Guarantor has the power and authority to execute, deliver, and perform this Guaranty and any other agreements executed by Guarantor contemporaneously herewith, and the execution, delivery, and performance of this Guaranty and any other agreements executed by Guarantor contemporaneously herewith do not and will not violate (i) any agreement or instrument to which Guarantor is a party, (ii) any law, rule, regulation or order of any governmental authority to which Guarantor is subject, or (iii) its articles or certificate of incorporation or bylaw; and

                  (e) neither Creditor nor any other party has made any representation, warranty or statement to Guarantor in order to induce Guarantor to execute this Guaranty; and

                  (f) the financial statements and other financial information regarding Guarantor heretofore and hereafter delivered to Creditor are and shall be true and correct in all material respects and fairly present the financial position of Guarantor as of the dates thereof, and no material adverse change has occurred in the financial condition of Guarantor reflected in the financial statements and other financial information regarding Guarantor heretofore delivered to Creditor since the date of the last statement thereof; and

                  (g) as of the date hereof, and after giving effect to this Guaranty and the obligations evidenced hereby, (i) Guarantor is and will be solvent, (ii) the fair saleable value of Guarantor's assets exceeds and will continue to exceed its liabilities (both fixed and contingent), (iii) Guarantor is and will continue to be able to pay its debts as they mature, and (iv) if Guarantor is not an individual, Guarantor has and will continue to have sufficient capital to carry on its business and all businesses in which it is about to engage.

         6. Inducement to Creditor. Guarantor acknowledges that this Guaranty is given to induce Creditor to extend credit to Debtor which would not be extended except in reliance upon this Guaranty.


APSGI/Exsorbet
GUARANTY AGREEMENT                                   Page 2

                                                                        Initials

         7. Terms of Guaranty and Indebtedness and Obligations. This Guaranty contains the entire agreement between Guarantor and Creditor with respect to Guarantor's guarantee of the Indebtedness and Obligations; provided, however, this Guaranty is in addition to and does not replace, cancel, modify, impair, or affect any other guaranty executed by Guarantor and now or hereafter held by Creditor that relates to Debtor or any other person or entity. No representations or agreements have been made by Creditor to Guarantor except as contained in this Guaranty. Guarantor has read and understands the implications of this Guaranty. Guarantor agrees to the terms, provisions and conditions of the Note, the Transaction Documents which may have been or may hereafter be executed by Debtor or other persons evidencing, securing, or in connection with the Indebtedness or Obligations or any part thereof, and agrees that Guarantor's liability shall in no manner be affected, impaired or released by reason of any term, provision, or condition of the Note, the Transaction Documents or by the failure, refusal, or omission of Creditor to enforce or observe any of same or by any action taken or omitted to be taken by Creditor pursuant thereto or in connection therewith.

         8. Payment and Performance by Guarantor. In each event that all or any portion of the Indebtedness shall become due and remain unpaid (however the maturity may have occurred), Guarantor will, upon demand, pay the amount due to Creditor (other than any interest as may be in excess of the maximum lawful amount), without notice having been given to Guarantor previous to such demand of the acceptance by Creditor of this Guaranty or of the creating or incurring of such indebtedness. Guarantor specifically agrees that it shall not be necessary or required in order to enforce any obligations under this Guaranty that Creditor has made demand for payment upon Debtor or any other person liable on the Indebtedness for payment thereof or for performance of the Obligations or has presented same for payment by Debtor or any other person liable thereon or has made protest thereof or has given notice to Debtor or any other party liable thereon of the maturity or nonpayment of the Indebtedness. All amounts becoming payable by Guarantor to Creditor under this Guaranty shall be payable at Creditor's address stated below, or at such other address as directed by Creditor in written notice to Guarantor. All payments made upon the Indebtedness at any time shall be deemed to have been paid by Debtor unless express notice in writing is given to Creditor at the time of payment by Guarantor that Creditor has been paid by Guarantor. Upon demand by Creditor, Guarantor shall perform or cause to be performed any or all of the Obligations.

         9. Suit on Guaranty. Suit may be brought by Creditor against Guarantor alone, or jointly and severally against Guarantor and any one or more other guarantors of the Indebtedness and/or Obligations, without impairing the rights of Creditor against Debtor or other guarantors of the Indebtedness and/or Obligations.

         10. Costs of Collection. Guarantor agrees to pay all costs of collection, including reasonable attorney's fees and expenses, if this Guaranty is placed in the hands of an attorney for collection or is collected through any court.

         11. Waiver by Guarantor. Guarantor specifically waives any notice (i) of acceptance of this Guaranty by Creditor, (ii) of the creation, advancement, increase, existence, renewal, extension, modification, refinancing, or rearrangement of the Indebtedness, or any indulgence with respect to the Indebtedness, or any part thereof, (iii) of nonpayment thereof or default thereon or in the performance of the Obligations, and (iv) of any amendment, modification, or restatement of all or any of the Obligations. Guarantor waives grace, demand, protest, presentment, and notice of intent to accelerate the maturity of the Indebtedness, notice of acceleration of the maturity of the Indebtedness, demand, protest, or presentment with respect to the Indebtedness, and Guarantor waives notice of the amount of the Indebtedness outstanding at any time. Guarantor agrees that the

APSGI/Exsorbet
GUARANTY AGREEMENT                                   Page 3

                                                                        Initials
maturity of the Indebtedness, or any part thereof, may be accelerated, renewed, extended, modified, refinanced, or rearranged or any other indulgence may be granted with respect thereto by Creditor at its will or as may be agreed by Debtor without notice to or further consent by Guarantor at any time. Guarantor agrees that Guarantor shall not be considered a "Debtor" as defined in Section
9.105 of the Texas Business and Commerce Code.

         12. Guarantor's Direct Liability. Creditor shall not be required, before or as a condition of enforcing the liability of Guarantor under this Guaranty, or requiring payment of the Indebtedness by Guarantor hereunder or performance of the Obligations, or at any time thereafter, to do any of the following: (a) proceed to obtain or assert a claim for personal judgment against Debtor for the Indebtedness or make any effort at collection of the Indebtedness from Debtor; (b) foreclose against or seek to realize upon the Collateral or any security now or hereafter existing for the Indebtedness or Obligations; (c) file suit or proceed to obtain or assert a claim for personal judgment against any other party (including any maker, guarantor, endorser or surety) liable for the Indebtedness or make any effort at collection of the Indebtedness from any such other party; (d) exercise or assert any other right or remedy to which Creditor is or may be entitled in connection with the Indebtedness or Obligations or any security or other guaranty therefor; (e) assert or file any claim against the assets or estate of Debtor or other person liable for the Indebtedness or Obligations, or any part thereof; (f) take any action against Debtor or any other person, to exhaust its remedies against endorsers, the Collateral or other collateral or security, or to resort to any balance of any deposit account or credit on the books of Creditor in favor of Debtor or any other person; or (g) pursue any other remedies Creditor may have in connection with the Indebtedness or Obligations.

         13. Obligations Not Impaired. Guarantor's obligations under this Guaranty shall not be released, diminished, impaired, reduced, or adversely affected, and Guarantor waives any common law, equitable, statutory or other rights that Guarantor might otherwise have, as a result of any of the following:

                  (a) any full or partial release of the liability of Debtor, any other guarantor of the Indebtedness and/or Obligations, or any other person primarily or secondarily liable on the Indebtedness and/or Obligations, or any part thereof (including any maker, endorser, guarantor or surety), whether such liability is direct or indirect, joint, several, or joint and several, it being recognized, acknowledged and agreed that Guarantor may be required to pay the Indebtedness and perform the Obligations in full without assistance of any other party, and Guarantor has not been induced to enter into this Guaranty on the basis of an understanding or agreement that other parties will at all times be liable to pay the Indebtedness or perform the Obligations, or that Creditor will look to other parties to pay the Indebtedness or perform the Obligations; provided, however, nothing in this Guaranty shall waive or release, either expressly or impliedly, any rights of subrogation, reimbursement or contribution that Guarantor may have, after payment in full of the Indebtedness and performance of the Obligations, against others liable under the Indebtedness or for performance of the Obligations, but Guarantor's rights of subrogation, reimbursement and contribution are secondary, subordinate and inferior to the rights and claims of Creditor;

                  (b) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of Debtor, or any receivership, insolvency, bankruptcy, reorganization or other similar proceedings affecting Debtor or any of its assets;

                  (c) any impairment, modification, release or limitation of liability of Debtor, or stay of foreclosure or other lien enforcement proceedings against Debtor, or Debtor's property, or Debtor's estate in bankruptcy, or any modification, discharge or extension of the Indebtedness

APSGI/Exsorbet
GUARANTY AGREEMENT                                   Page 4

                                                                        Initials
resulting from the operation of any present or future provision of the Federal Bankruptcy Code or other bankruptcy laws, or from the decision of any court, it being recognized, acknowledged and agreed that Guarantor shall remain liable on the Indebtedness and the Obligations, notwithstanding any act, omission or thing which might, but for the provisions hereof, otherwise operate as a legal or equitable discharge of Guarantor;

                  (d) any release of, subordination of, or substitution of any security or other guaranty now or hereafter held by Creditor for payment of the Indebtedness and performance of the Obligations, or of any part thereof;

                  (e) Creditor's failure to use diligence or care in preserving the liability of any person on the Indebtedness or the Obligations, or in bringing suit to enforce collection of the Indebtedness or performance of the Obligations;

                  (f) the addition of another guarantor or guarantors of the Indebtedness or Obligations;

                  (g) the substitution or withdrawal of collateral or release of security;

                  (h) any renewal, extension, modification, alteration, refinancing or rearrangement of or any other indulgence with respect to the Indebtedness or Obligations, or any part thereof;

                  (i) the exercise, failure to exercise, delay, omission or lack of diligence or care by Creditor in exercising any right or power conferred upon Creditor in this Guaranty, the Note, or any Transaction Document evidencing, securing or relating to the Note or by law or in equity;

                  (j) Debtor's not being liable for the Indebtedness or performance of the Obligations because the act of creating the Indebtedness or Obligations is ultra vires, or the officers or persons creating the Indebtedness or Obligations acted in excess of their authority, or for any reason the Indebtedness or Obligations cannot be enforced against Debtor;

                  (k) any payment by Debtor to Creditor if such payment is held to constitute a preference under the Federal Bankruptcy Code or other bankruptcy laws, or if for any other reason Creditor is required to refund such payment to Debtor or pay the amount thereof to any other party;

                  (l) Guarantor's being or becoming liable for any indebtedness owing by Debtor to Creditor, by endorsement or otherwise, other than under this Guaranty; or

                  (m) the invalidity, illegality or unenforceability of all or any part of the Indebtedness, for any reason whatsoever, including without limitation the fact that the Note or other Transaction Documents pertaining to the Indebtedness or Obligations have been forged or otherwise are irregular or not genuine or authentic.

         14. Application of Payments. If Creditor should collect or receive any payments from any person other than Guarantor, or funds which are not specifically required by law or agreement to be applied to the Indebtedness, then Creditor may, in Creditor's sole discretion, apply such payments to any indebtedness of Debtor other than the Indebtedness. Guarantor agrees that Creditor may apply payments or other funds received by Creditor from Debtor, from any other party obligated on the Indebtedness, from the liquidation of any collateral now or hereafter securing the Indebtedness, or from any other source, including without limitation, insurance proceeds and

APSGI/Exsorbet
GUARANTY AGREEMENT                                   Page 5

                                                                        Initials
condemnation, to the Indebtedness in any manner or order as Creditor may deem appropriate in its sole and absolute discretion.

         15. Collection of Indebtedness. Guarantor expressly waives any right to the benefit of or to require or control application of any security or the proceeds of any security now existing or hereafter obtained by Creditor as security for the Indebtedness, or any part thereof, and agrees that Creditor shall have no duty to apply to the Indebtedness any monies, payments or other property at any time received by or paid to or in the possession of Creditor, except as Creditor shall determine in its sole discretion. Guarantor specifically agrees that Guarantor shall not have any recourse or action against Creditor by reason of any action Creditor may take or omit to take in connection with the Indebtedness or Obligations, the collection of any sums or amounts herein mentioned, or in connection with any security for or any other guaranty of the Indebtedness and/or Obligations.

         16. Subordination. Guarantor subordinates all indebtedness owing to Guarantor from Debtor to the Indebtedness. Guarantor further subordinates any liens or security interest it may have in the collateral or security of Debtor (or any other party) to the liens and security interests in favor of Creditor securing the Indebtedness and the Obligations. Guarantor agrees not to accept any payments or satisfaction of any kind of any indebtedness of Debtor to Guarantor. If Guarantor should receive any such payment or satisfaction for indebtedness of Debtor to Guarantor in violation of the above terms, Guarantor agrees to deliver the payment or satisfaction to Creditor, and until delivered, Guarantor agrees to hold the same in trust for Creditor.

         17. Notice of Litigation, Claims, and Financial Change. Guarantor shall promptly inform Creditor of any litigation against Guarantor or affecting any security for the Indebtedness or Obligations which, if determined adversely, might have a material adverse effect upon the financial condition of Guarantor or upon such security or might cause a default under any of the documents evidencing, securing, or governing the Indebtedness or Obligations, any claim or controversy which might become the subject of litigation, and any material adverse change in the financial condition of Guarantor.

         18. Usury Disclaimer. No provision herein or in any promissory note, security instrument, or any other Transaction Document executed by Debtor or Guarantor evidencing the Indebtedness shall be construed to be or to create a contract by Guarantor to pay, as consideration for the use, forbearance, or detention of money, interest in excess of the rate or amount allowed by law. If any excess of interest in such respect is provided for herein or in any such promissory note, security instrument, or any other Transaction Document, the provisions of this Section shall govern, and neither Debtor nor Guarantor shall be obligated to pay the amount of such interest to the extent that it is in excess of the amount permitted by applicable law. The intention of the parties is to conform strictly to the usury laws now in force, and all Promissory Notes and Transaction Documents executed by Debtor or Guarantor evidencing the Indebtedness or Obligations shall be held subject to reduction to the amount allowed under said usury laws as now or hereafter construed by the courts having jurisdiction.

         19. Transferability. This Guaranty is intended for and shall inure to the benefit of Creditor and each and every other person who shall from time to time be or become the owner or holder of any of the Indebtedness, and each and every reference herein to Creditor shall also include and refer to each and every successor or assignee of Creditor at any time holding or owning any part of or interest in any part of the Indebtedness. This Guaranty shall be transferable and negotiable, with the same force and effect and to the same extent that the Indebtedness is transferable, it being understood and stipulated that upon the assignment or transfer by Creditor of any of the Indebtedness

APSGI/Exsorbet
GUARANTY AGREEMENT                                   Page 6

                                                                        Initials
the legal holder or owner of the Indebtedness (or part thereof or interest therein transferred or assigned by Creditor) shall also, unless provided otherwise by Creditor in its transfer or assignment, have and may exercise all of the rights granted to Creditor under this Guaranty to the extent of the part of or interest in the Indebtedness assigned or transferred to said person. Guarantor expressly waives notice of transfer or assignment of the Indebtedness, or any part thereof, or of the rights of Creditor hereunder. Notwithstanding anything in this Section to the contrary, all Indebtedness and Obligations to Creditor shall be paid and performed in full first, before any assignee or transferee shall receive any benefits of this Guaranty.

         20. Information Concerning Guarantor. Guarantor acknowledges and agrees that Creditor may transfer the Indebtedness or partial interests therein to one or more transferees or participants. Guarantor authorizes Creditor to disseminate any information Creditor has pertaining to the Indebtedness, including, without limitation, credit information on Guarantor, to any such transferee or participant or prospective transferee or participant.

         21. Binding on Others. This Guaranty shall be binding upon Guarantor and Guarantor's heirs, legal representative, personal representatives, executors, administrators, successors and assigns.

         22. Modification or Consent. No modification, consent or waiver of any provision of this Guaranty shall be effective unless the modification, consent or waiver is in writing and signed by an officer of Creditor, and then shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on Guarantor in any case shall, of itself, entitle Guarantor to any other or further notice or demand in similar or other circumstances. No delay or omission by Creditor in exercising any power or right under this Guaranty shall impair any such right or power or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such power preclude other or further exercise thereof, or the exercise of any other right or power under this Guaranty. All rights and remedies of Creditor under this Guaranty are cumulative of each other and of every other right or remedy which Creditor may otherwise have at law or in equity or under any other contract or document, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

         23. Waiver of Certain Statutory Provisions. Guarantor hereby waives all rights to which Guarantor may be or might otherwise become entitled to with respect to the provisions of Sections 34.02 and 34.03 of the Texas Business and Commerce Code, as amended, and agrees that the rights of Guarantor pursuant to the provisions of Section 34.04 of the Texas Business and Commerce Code, as amended, shall be subject to, secondary, subordinate and inferior in all respects to the rights of Creditor pursuant to this Guaranty.

         24. Notices. Any notice or demand to Guarantor may be given and shall conclusively be deemed and considered to have been given and received upon the deposit thereof, in writing, in the United States mail, duly stamped and addressed to Guarantor at Guarantor's address stated below, but actual notice, however given or received, shall always be effective. The last preceding sentence shall not be construed in anywise to affect or impair any waiver of notice or demand herein provided or to require giving of notice or demand to or upon Guarantor in any situation or for any reason. Creditor's and Guarantor's respective addresses are:


APSGI/Exsorbet
GUARANTY AGREEMENT                                   Page 7

                                                                        Initials

                           Creditor:   American Physicians Service Group, Inc.
                                       Attn: Mr. Duane K. Boyd
                                       1301 Capital of Texas Hwy., Suite C-300
                                       Austin, Texas, 78746

                           Guarantor:  Larco Environmental Services, Inc.
                                       Attn:
                                       1401 South Waldron, Suite 201
                                       Fort Smith, Arkansas 72903

         25. Governing Law and Place of Performance. GUARANTOR AGREES THAT THIS GUARANTY IS GOVERNED BY THE LAWS OF THE UNITED STATES AND THE STATE OF TEXAS. This Guaranty is performable in Travis County, Texas, and Guarantor hereby waives the right to be sued elsewhere.

         26. Headings. Section headings of this Guaranty are inserted for convenience of reference only, and shall not alter, define, or be used in construing the text of such sections.

         27. Pronouns. As used herein and when required by the context, each number (singular and plural) shall include all numbers, and each gender shall include all genders, and unless the context otherwise requires the word "person" or "party" shall include "person, corporation, firm, partnership or association".

         28. Notice of Invalidity of Oral Agreements. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         EXECUTED this 30th day of September, 1996.

                                       GUARANTOR:

                                       Larco Environmental Services, Inc.
                                       (an Louisiana corporation)



                                       By:
                                      Name:
                                     Title:


APSGI/Exsorbet
GUARANTY AGREEMENT                                   Page 8

GUARANTY AGREEMENT


         THIS GUARANTY AGREEMENT ("Guaranty") is made as of the 30th day of September, 1996, by KR Industrial Services of Alabama, Inc., an Alabama corporation ("Guarantor"), for the benefit of American Physicians Service Group, Inc., a Texas corporation ("Creditor").

         FOR VALUE RECEIVED, the receipt and sufficiency of which Guarantor acknowledges, Guarantor hereby jointly, severally, absolutely, irrevocably, and unconditionally guarantees to Creditor (a) the prompt payment and performance of
(i) any and all sums becoming due and payable pursuant to the Stock Put Agreement dated September 30, 1996, executed by Exsorbet Industries, Inc., an Idaho corporation ("Debtor") and Creditor, including without limitation any sums which may hereafter become due and owing on the Promissory Note (the "Note"), in the original principal amount of $3,300,000.00, which may be executed by Debtor pursuant to the Stock Put Agreement, and payable to the order of Creditor, including without limitation any and all interest thereon (other than such interest as may be in excess of the maximum lawful amount), late charges (if any), and costs of collection (including reasonable attorney's fees); (ii) all other sums and indebtedness described in or secured by the Transaction Documents (as defined below); (iii) any and all other sums becoming due and payable by Debtor to Creditor as a result of advances made by Creditor pursuant to the terms of the Transaction Documents, including without limitation the repayment of any future advances made by Creditor to Debtor and the repayment of any sums advanced for the protection of Creditor's security pursuant to the Transaction Documents; (iv) any and all renewals, extensions, replacements, rearrangements, substitutions, or modifications of all or any part of the Indebtedness
(collectively, the "Indebtedness"), and (b) the performance of any and all obligations, warranties, representations, covenants and agreements made by Debtor in connection with the Transaction Documents, as the same may be amended, modified, or restated from time to time (the "Obligations").

         2. Transaction Documents. The term "Transaction Documents" shall mean: the Stock Put Agreement dated September 30, 1996, executed by and between Debtor and Creditor; the Note (if and when executed pursuant to the terms of the Stock Put Agreement); the Warrant executed by Debtor in favor of Creditor; the Shareholder Rights Agreement executed by Debtor and Creditor; the Assignment and Security Agreement dated September 30, 1996, executed by and between Debtor and Creditor, and all other security agreements, assignments, and other documents executed by Debtor for the benefit of Creditor to secure the payment and performance of the Indebtedness and Obligations and creating a lien and security interest against the real or personal property described therein (the "Collateral"); any other Guaranty Agreements or surety agreements executed in favor of Creditor and guaranteeing the Note; and any other agreement, document, or instrument executed by Debtor or any other guarantor in connection with the transaction evidenced by the Stock Put Agreement.

         3. Nature of Guaranty. Guarantor agrees that this Guaranty is an absolute, complete, continuing, unconditional and irrevocable guaranty of payment and performance of the Indebtedness and the Obligations.

         4. Renewals and Extensions. This Guaranty applies to, and the Indebtedness shall additionally mean and refer to, any and all renewals, extensions, modifications, alterations, refinancings and rearrangements of all or any part of the Indebtedness.


APSGI/Exsorbet
GUARANTY AGREEMENT                                   Page 1

                                                                       Initials

         5. Representations and Warranties. Guarantor hereby represents and warrants the following to Creditor:

                  (a) Guarantor may reasonably expect to benefit, directly or indirectly, from the making of this Guaranty and from and from each and every renewal, extension, modification, alteration, refinancing, and rearrangement of all or any part of the Indebtedness, the release of collateral or other relinquishment of legal rights made or granted or to be made or granted by Creditor to Debtor and the amendment or modification of the terms and conditions of the Obligations, and the Board of Directors of Guarantor has determined that Guarantor may reasonably be expected to benefit, directly or indirectly, from the making of this Guaranty and has adopted resolutions stating the same; and

                  (b) Guarantor is familiar with, and has independently reviewed the books and records regarding, the financial condition of Debtor and is familiar with the value of any and all collateral intended to be security for the payment of all or any part of the Indebtedness or for the performance of all or any of the Obligations; provided, however, Guarantor is not relying on such financial condition or collateral as an inducement to enter into this Guaranty; and

                  (c) Guarantor has adequate means to obtain from Debtor on a continuing basis information concerning the financial condition of Debtor and Guarantor is not relying on Creditor to provide such information to Guarantor either now or in the future; and

                  (d) Guarantor has the power and authority to execute, deliver, and perform this Guaranty and any other agreements executed by Guarantor contemporaneously herewith, and the execution, delivery, and performance of this Guaranty and any other agreements executed by Guarantor contemporaneously herewith do not and will not violate (i) any agreement or instrument to which Guarantor is a party, (ii) any law, rule, regulation or order of any governmental authority to which Guarantor is subject, or (iii) its articles or certificate of incorporation or bylaw; and

                  (e) neither Creditor nor any other party has made any representation, warranty or statement to Guarantor in order to induce Guarantor to execute this Guaranty; and

                  (f) the financial statements and other financial information regarding Guarantor heretofore and hereafter delivered to Creditor are and shall be true and correct in all material respects and fairly present the financial position of Guarantor as of the dates thereof, and no material adverse change has occurred in the financial condition of Guarantor reflected in the financial statements and other financial information regarding Guarantor heretofore delivered to Creditor since the date of the last statement thereof; and

                  (g) as of the date hereof, and after giving effect to this Guaranty and the obligations evidenced hereby, (i) Guarantor is and will be solvent, (ii) the fair saleable value of Guarantor's assets exceeds and will continue to exceed its liabilities (both fixed and contingent), (iii) Guarantor is and will continue to be able to pay its debts as they mature, and (iv) if Guarantor is not an individual, Guarantor has and will continue to have sufficient capital to carry on its business and all businesses in which it is about to engage.

         6. Inducement to Creditor. Guarantor acknowledges that this Guaranty is given to induce Creditor to extend credit to Debtor which would not be extended except in reliance upon this Guaranty.


APSGI/Exsorbet
GUARANTY AGREEMENT                                   Page 2

                                                                        Initials

         7. Terms of Guaranty and Indebtedness and Obligations. This Guaranty contains the entire agreement between Guarantor and Creditor with respect to Guarantor's guarantee of the Indebtedness and Obligations; provided, however, this Guaranty is in addition to and does not replace, cancel, modify, impair, or affect any other guaranty executed by Guarantor and now or hereafter held by Creditor that relates to Debtor or any other person or entity. No representations or agreements have been made by Creditor to Guarantor except as contained in this Guaranty. Guarantor has read and understands the implications of this Guaranty. Guarantor agrees to the terms, provisions and conditions of the Note, the Transaction Documents which may have been or may hereafter be executed by Debtor or other persons evidencing, securing, or in connection with the Indebtedness or Obligations or any part thereof, and agrees that Guarantor's liability shall in no manner be affected, impaired or released by reason of any term, provision, or condition of the Note, the Transaction Documents or by the failure, refusal, or omission of Creditor to enforce or observe any of same or by any action taken or omitted to be taken by Creditor pursuant thereto or in connection therewith.

         8. Payment and Performance by Guarantor. In each event that all or any portion of the Indebtedness shall become due and remain unpaid (however the maturity may have occurred), Guarantor will, upon demand, pay the amount due to Creditor (other than any interest as may be in excess of the maximum lawful amount), without notice having been given to Guarantor previous to such demand of the acceptance by Creditor of this Guaranty or of the creating or incurring of such indebtedness. Guarantor specifically agrees that it shall not be necessary or required in order to enforce any obligations under this Guaranty that Creditor has made demand for payment upon Debtor or any other person liable on the Indebtedness for payment thereof or for performance of the Obligations or has presented same for payment by Debtor or any other person liable thereon or has made protest thereof or has given notice to Debtor or any other party liable thereon of the maturity or nonpayment of the Indebtedness. All amounts becoming payable by Guarantor to Creditor under this Guaranty shall be payable at Creditor's address stated below, or at such other address as directed by Creditor in written notice to Guarantor. All payments made upon the Indebtedness at any time shall be deemed to have been paid by Debtor unless express notice in writing is given to Creditor at the time of payment by Guarantor that Creditor has been paid by Guarantor. Upon demand by Creditor, Guarantor shall perform or cause to be performed any or all of the Obligations.

         9. Suit on Guaranty. Suit may be brought by Creditor against Guarantor alone, or jointly and severally against Guarantor and any one or more other guarantors of the Indebtedness and/or Obligations, without impairing the rights of Creditor against Debtor or other guarantors of the Indebtedness and/or Obligations.

         10. Costs of Collection. Guarantor agrees to pay all costs of collection, including reasonable attorney's fees and expenses, if this Guaranty is placed in the hands of an attorney for collection or is collected through any court.

         11. Waiver by Guarantor. Guarantor specifically waives any notice (i) of acceptance of this Guaranty by Creditor, (ii) of the creation, advancement, increase, existence, renewal, extension, modification, refinancing, or rearrangement of the Indebtedness, or any indulgence with respect to the Indebtedness, or any part thereof, (iii) of nonpayment thereof or default thereon or in the performance of the Obligations, and (iv) of any amendment, modification, or restatement of all or any of the Obligations. Guarantor waives grace, demand, protest, presentment, and notice of intent to accelerate the maturity of the Indebtedness, notice of acceleration of the maturity of the Indebtedness, demand, protest, or presentment with respect to the Indebtedness, and Guarantor waives notice of the amount of the Indebtedness outstanding at any time. Guarantor agrees that the

APSGI/Exsorbet
GUARANTY AGREEMENT                                   Page 3

                                                                        Initials
maturity of the Indebtedness, or any part thereof, may be accelerated, renewed, extended, modified, refinanced, or rearranged or any other indulgence may be granted with respect thereto by Creditor at its will or as may be agreed by Debtor without notice to or further consent by Guarantor at any time. Guarantor agrees that Guarantor shall not be considered a "Debtor" as defined in Section
9.105 of the Texas Business and Commerce Code.

         12. Guarantor's Direct Liability. Creditor shall not be required, before or as a condition of enforcing the liability of Guarantor under this Guaranty, or requiring payment of the Indebtedness by Guarantor hereunder or performance of the Obligations, or at any time thereafter, to do any of the following: (a) proceed to obtain or assert a claim for personal judgment against Debtor for the Indebtedness or make any effort at collection of the Indebtedness from Debtor; (b) foreclose against or seek to realize upon the Collateral or any security now or hereafter existing for the Indebtedness or Obligations; (c) file suit or proceed to obtain or assert a claim for personal judgment against any other party (including any maker, guarantor, endorser or surety) liable for the Indebtedness or make any effort at collection of the Indebtedness from any such other party; (d) exercise or assert any other right or remedy to which Creditor is or may be entitled in connection with the Indebtedness or Obligations or any security or other guaranty therefor; (e) assert or file any claim against the assets or estate of Debtor or other person liable for the Indebtedness or Obligations, or any part thereof; (f) take any action against Debtor or any other person, to exhaust its remedies against endorsers, the Collateral or other collateral or security, or to resort to any balance of any deposit account or credit on the books of Creditor in favor of Debtor or any other person; or (g) pursue any other remedies Creditor may have in connection with the Indebtedness or Obligations.

         13. Obligations Not Impaired. Guarantor's obligations under this Guaranty shall not be released, diminished, impaired, reduced, or adversely affected, and Guarantor waives any common law, equitable, statutory or other rights that Guarantor might otherwise have, as a result of any of the following:

                  (a) any full or partial release of the liability of Debtor, any other guarantor of the Indebtedness and/or Obligations, or any other person primarily or secondarily liable on the Indebtedness and/or Obligations, or any part thereof (including any maker, endorser, guarantor or surety), whether such liability is direct or indirect, joint, several, or joint and several, it being recognized, acknowledged and agreed that Guarantor may be required to pay the Indebtedness and perform the Obligations in full without assistance of any other party, and Guarantor has not been induced to enter into this Guaranty on the basis of an understanding or agreement that other parties will at all times be liable to pay the Indebtedness or perform the Obligations, or that Creditor will look to other parties to pay the Indebtedness or perform the Obligations; provided, however, nothing in this Guaranty shall waive or release, either expressly or impliedly, any rights of subrogation, reimbursement or contribution that Guarantor may have, after payment in full of the Indebtedness and performance of the Obligations, against others liable under the Indebtedness or for performance of the Obligations, but Guarantor's rights of subrogation, reimbursement and contribution are secondary, subordinate and inferior to the rights and claims of Creditor;

                  (b) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of Debtor, or any receivership, insolvency, bankruptcy, reorganization or other similar proceedings affecting Debtor or any of its assets;

                  (c) any impairment, modification, release or limitation of liability of Debtor, or stay of foreclosure or other lien enforcement proceedings against Debtor, or Debtor's property, or Debtor's estate in bankruptcy, or any modification, discharge or extension of the Indebtedness

APSGI/Exsorbet
GUARANTY AGREEMENT                                   Page 4

                                                                        Initials
resulting from the operation of any present or future provision of the Federal Bankruptcy Code or other bankruptcy laws, or from the decision of any court, it being recognized, acknowledged and agreed that Guarantor shall remain liable on the Indebtedness and the Obligations, notwithstanding any act, omission or thing which might, but for the provisions hereof, otherwise operate as a legal or equitable discharge of Guarantor;

                  (d) any release of, subordination of, or substitution of any security or other guaranty now or hereafter held by Creditor for payment of the Indebtedness and performance of the Obligations, or of any part thereof;

                  (e) Creditor's failure to use diligence or care in preserving the liability of any person on the Indebtedness or the Obligations, or in bringing suit to enforce collection of the Indebtedness or performance of the Obligations;

                  (f) the addition of another guarantor or guarantors of the Indebtedness or Obligations;

                  (g) the substitution or withdrawal of collateral or release of security;

                  (h) any renewal, extension, modification, alteration, refinancing or rearrangement of or any other indulgence with respect to the Indebtedness or Obligations, or any part thereof;

                  (i) the exercise, failure to exercise, delay, omission or lack of diligence or care by Creditor in exercising any right or power conferred upon Creditor in this Guaranty, the Note, or any Transaction Document evidencing, securing or relating to the Note or by law or in equity;

                  (j) Debtor's not being liable for the Indebtedness or performance of the Obligations because the act of creating the Indebtedness or Obligations is ultra vires, or the officers or persons creating the Indebtedness or Obligations acted in excess of their authority, or for any reason the Indebtedness or Obligations cannot be enforced against Debtor;

                  (k) any payment by Debtor to Creditor if such payment is held to constitute a preference under the Federal Bankruptcy Code or other bankruptcy laws, or if for any other reason Creditor is required to refund such payment to Debtor or pay the amount thereof to any other party;

                  (l) Guarantor's being or becoming liable for any indebtedness owing by Debtor to Creditor, by endorsement or otherwise, other than under this Guaranty; or

                  (m) the invalidity, illegality or unenforceability of all or any part of the Indebtedness, for any reason whatsoever, including without limitation the fact that the Note or other Transaction Documents pertaining to the Indebtedness or Obligations have been forged or otherwise are irregular or not genuine or authentic.

         14. Application of Payments. If Creditor should collect or receive any payments from any person other than Guarantor, or funds which are not specifically required by law or agreement to be applied to the Indebtedness, then Creditor may, in Creditor's sole discretion, apply such payments to any indebtedness of Debtor other than the Indebtedness. Guarantor agrees that Creditor may apply payments or other funds received by Creditor from Debtor, from any other party obligated on the Indebtedness, from the liquidation of any collateral now or hereafter securing the Indebtedness, or from any other source, including without limitation, insurance proceeds and

APSGI/Exsorbet
GUARANTY AGREEMENT                                   Page 5

                                                                        Initials
condemnation, to the Indebtedness in any manner or order as Creditor may deem appropriate in its sole and absolute discretion.

         15. Collection of Indebtedness. Guarantor expressly waives any right to the benefit of or to require or control application of any security or the proceeds of any security now existing or hereafter obtained by Creditor as security for the Indebtedness, or any part thereof, and agrees that Creditor shall have no duty to apply to the Indebtedness any monies, payments or other property at any time received by or paid to or in the possession of Creditor, except as Creditor shall determine in its sole discretion. Guarantor specifically agrees that Guarantor shall not have any recourse or action against Creditor by reason of any action Creditor may take or omit to take in connection with the Indebtedness or Obligations, the collection of any sums or amounts herein mentioned, or in connection with any security for or any other guaranty of the Indebtedness and/or Obligations.

         16. Subordination. Guarantor subordinates all indebtedness owing to Guarantor from Debtor to the Indebtedness. Guarantor further subordinates any liens or security interest it may have in the collateral or security of Debtor (or any other party) to the liens and security interests in favor of Creditor securing the Indebtedness and the Obligations. Guarantor agrees not to accept any payments or satisfaction of any kind of any indebtedness of Debtor to Guarantor. If Guarantor should receive any such payment or satisfaction for indebtedness of Debtor to Guarantor in violation of the above terms, Guarantor agrees to deliver the payment or satisfaction to Creditor, and until delivered, Guarantor agrees to hold the same in trust for Creditor.

         17. Notice of Litigation, Claims, and Financial Change. Guarantor shall promptly inform Creditor of any litigation against Guarantor or affecting any security for the Indebtedness or Obligations which, if determined adversely, might have a material adverse effect upon the financial condition of Guarantor or upon such security or might cause a default under any of the documents evidencing, securing, or governing the Indebtedness or Obligations, any claim or controversy which might become the subject of litigation, and any material adverse change in the financial condition of Guarantor.

         18. Usury Disclaimer. No provision herein or in any promissory note, security instrument, or any other Transaction Document executed by Debtor or Guarantor evidencing the Indebtedness shall be construed to be or to create a contract by Guarantor to pay, as consideration for the use, forbearance, or detention of money, interest in excess of the rate or amount allowed by law. If any excess of interest in such respect is provided for herein or in any such promissory note, security instrument, or any other Transaction Document, the provisions of this Section shall govern, and neither Debtor nor Guarantor shall be obligated to pay the amount of such interest to the extent that it is in excess of the amount permitted by applicable law. The intention of the parties is to conform strictly to the usury laws now in force, and all Promissory Notes and Transaction Documents executed by Debtor or Guarantor evidencing the Indebtedness or Obligations shall be held subject to reduction to the amount allowed under said usury laws as now or hereafter construed by the courts having jurisdiction.

         19. Transferability. This Guaranty is intended for and shall inure to the benefit of Creditor and each and every other person who shall from time to time be or become the owner or holder of any of the Indebtedness, and each and every reference herein to Creditor shall also include and refer to each and every successor or assignee of Creditor at any time holding or owning any part of or interest in any part of the Indebtedness. This Guaranty shall be transferable and negotiable, with the same force and effect and to the same extent that the Indebtedness is transferable, it being understood and stipulated that upon the assignment or transfer by Creditor of any of the Indebtedness

APSGI/Exsorbet
GUARANTY AGREEMENT                                   Page 6

                                                                        Initials
the legal holder or owner of the Indebtedness (or part thereof or interest therein transferred or assigned by Creditor) shall also, unless provided otherwise by Creditor in its transfer or assignment, have and may exercise all of the rights granted to Creditor under this Guaranty to the extent of the part of or interest in the Indebtedness assigned or transferred to said person. Guarantor expressly waives notice of transfer or assignment of the Indebtedness, or any part thereof, or of the rights of Creditor hereunder. Notwithstanding anything in this Section to the contrary, all Indebtedness and Obligations to Creditor shall be paid and performed in full first, before any assignee or transferee shall receive any benefits of this Guaranty.

         20. Information Concerning Guarantor. Guarantor acknowledges and agrees that Creditor may transfer the Indebtedness or partial interests therein to one or more transferees or participants. Guarantor authorizes Creditor to disseminate any information Creditor has pertaining to the Indebtedness, including, without limitation, credit information on Guarantor, to any such transferee or participant or prospective transferee or participant.

         21. Binding on Others. This Guaranty shall be binding upon Guarantor and Guarantor's heirs, legal representative, personal representatives, executors, administrators, successors and assigns.

         22. Modification or Consent. No modification, consent or waiver of any provision of this Guaranty shall be effective unless the modification, consent or waiver is in writing and signed by an officer of Creditor, and then shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on Guarantor in any case shall, of itself, entitle Guarantor to any other or further notice or demand in similar or other circumstances. No delay or omission by Creditor in exercising any power or right under this Guaranty shall impair any such right or power or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such power preclude other or further exercise thereof, or the exercise of any other right or power under this Guaranty. All rights and remedies of Creditor under this Guaranty are cumulative of each other and of every other right or remedy which Creditor may otherwise have at law or in equity or under any other contract or document, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

         23. Waiver of Certain Statutory Provisions. Guarantor hereby waives all rights to which Guarantor may be or might otherwise become entitled to with respect to the provisions of Sections 34.02 and 34.03 of the Texas Business and Commerce Code, as amended, and agrees that the rights of Guarantor pursuant to the provisions of Section 34.04 of the Texas Business and Commerce Code, as amended, shall be subject to, secondary, subordinate and inferior in all respects to the rights of Creditor pursuant to this Guaranty.

         24. Notices. Any notice or demand to Guarantor may be given and shall conclusively be deemed and considered to have been given and received upon the deposit thereof, in writing, in the United States mail, duly stamped and addressed to Guarantor at Guarantor's address stated below, but actual notice, however given or received, shall always be effective. The last preceding sentence shall not be construed in anywise to affect or impair any waiver of notice or demand herein provided or to require giving of notice or demand to or upon Guarantor in any situation or for any reason. Creditor's and Guarantor's respective addresses are:


APSGI/Exsorbet
GUARANTY AGREEMENT                                   Page 7

                                                                        Initials

                           Creditor:   American Physicians Service Group, Inc.
                                       Attn: Mr. Duane K. Boyd
                                       1301 Capital of Texas Hwy., Suite C-300
                                       Austin, Texas, 78746

                           Guarantor:  KR Industrial Services of Alabama, Inc.
                                       Attn:
                                       1401 South Waldron, Suite 201
                                       Fort Smith, Arkansas 72903

         25. Governing Law and Place of Performance. GUARANTOR AGREES THAT THIS GUARANTY IS GOVERNED BY THE LAWS OF THE UNITED STATES AND THE STATE OF TEXAS. This Guaranty is performable in Travis County, Texas, and Guarantor hereby waives the right to be sued elsewhere.

         26. Headings. Section headings of this Guaranty are inserted for convenience of reference only, and shall not alter, define, or be used in construing the text of such sections.

         27. Pronouns. As used herein and when required by the context, each number (singular and plural) shall include all numbers, and each gender shall include all genders, and unless the context otherwise requires the word "person" or "party" shall include "person, corporation, firm, partnership or association".

         28. Notice of Invalidity of Oral Agreements. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         EXECUTED this 30th day of September, 1996.

                                       GUARANTOR:

                                       KR Industrial Services of Alabama, Inc.
                                       (an Alabama corporation)



                                       By:
                                      Name:
                                     Title:


APSGI/Exsorbet
GUARANTY AGREEMENT                                   Page 8

GUARANTY AGREEMENT


         THIS GUARANTY AGREEMENT ("Guaranty") is made as of the 30th day of September, 1996, by Exsorbet Technial Services, Inc., an Arkansas corporation ("Guarantor"), for the benefit of American Physicians Service Group, Inc., a Texas corporation ("Creditor").

         FOR VALUE RECEIVED, the receipt and sufficiency of which Guarantor acknowledges, Guarantor hereby jointly, severally, absolutely, irrevocably, and unconditionally guarantees to Creditor (a) the prompt payment and performance of
(i) any and all sums becoming due and payable pursuant to the Stock Put Agreement dated September 30, 1996, executed by Exsorbet Industries, Inc., an Idaho corporation ("Debtor") and Creditor, including without limitation any sums which may hereafter become due and owing on the Promissory Note (the "Note"), in the original principal amount of $3,300,000.00, which may be executed by Debtor pursuant to the Stock Put Agreement, and payable to the order of Creditor, including without limitation any and all interest thereon (other than such interest as may be in excess of the maximum lawful amount), late charges (if any), and costs of collection (including reasonable attorney's fees); (ii) all other sums and indebtedness described in or secured by the Transaction Documents (as defined below); (iii) any and all other sums becoming due and payable by Debtor to Creditor as a result of advances made by Creditor pursuant to the terms of the Transaction Documents, including without limitation the repayment of any future advances made by Creditor to Debtor and the repayment of any sums advanced for the protection of Creditor's security pursuant to the Transaction Documents; (iv) any and all renewals, extensions, replacements, rearrangements, substitutions, or modifications of all or any part of the Indebtedness
(collectively, the "Indebtedness"), and (b) the performance of any and all obligations, warranties, representations, covenants and agreements made by Debtor in connection with the Transaction Documents, as the same may be amended, modified, or restated from time to time (the "Obligations").

         2. Transaction Documents. The term "Transaction Documents" shall mean: the Stock Put Agreement dated September 30, 1996, executed by and between Debtor and Creditor; the Note (if and when executed pursuant to the terms of the Stock Put Agreement); the Warrant executed by Debtor in favor of Creditor; the Shareholder Rights Agreement executed by Debtor and Creditor; the Assignment and Security Agreement dated September 30, 1996, executed by and between Debtor and Creditor, and all other security agreements, assignments, and other documents executed by Debtor for the benefit of Creditor to secure the payment and performance of the Indebtedness and Obligations and creating a lien and security interest against the real or personal property described therein (the "Collateral"); any other Guaranty Agreements or surety agreements executed in favor of Creditor and guaranteeing the Note; and any other agreement, document, or instrument executed by Debtor or any other guarantor in connection with the transaction evidenced by the Stock Put Agreement.

         3. Nature of Guaranty. Guarantor agrees that this Guaranty is an absolute, complete, continuing, unconditional and irrevocable guaranty of payment and performance of the Indebtedness and the Obligations.

         4. Renewals and Extensions. This Guaranty applies to, and the Indebtedness shall additionally mean and refer to, any and all renewals, extensions, modifications, alterations, refinancings and rearrangements of all or any part of the Indebtedness.


APSGI/Exsorbet
GUARANTY AGREEMENT                                   Page 1

                                                                       Initials

         5. Representations and Warranties. Guarantor hereby represents and warrants the following to Creditor:

                  (a) Guarantor may reasonably expect to benefit, directly or indirectly, from the making of this Guaranty and from and from each and every renewal, extension, modification, alteration, refinancing, and rearrangement of all or any part of the Indebtedness, the release of collateral or other relinquishment of legal rights made or granted or to be made or granted by Creditor to Debtor and the amendment or modification of the terms and conditions of the Obligations, and the Board of Directors of Guarantor has determined that Guarantor may reasonably be expected to benefit, directly or indirectly, from the making of this Guaranty and has adopted resolutions stating the same; and

                  (b) Guarantor is familiar with, and has independently reviewed the books and records regarding, the financial condition of Debtor and is familiar with the value of any and all collateral intended to be security for the payment of all or any part of the Indebtedness or for the performance of all or any of the Obligations; provided, however, Guarantor is not relying on such financial condition or collateral as an inducement to enter into this Guaranty; and

                  (c) Guarantor has adequate means to obtain from Debtor on a continuing basis information concerning the financial condition of Debtor and Guarantor is not relying on Creditor to provide such information to Guarantor either now or in the future; and

                  (d) Guarantor has the power and authority to execute, deliver, and perform this Guaranty and any other agreements executed by Guarantor contemporaneously herewith, and the execution, delivery, and performance of this Guaranty and any other agreements executed by Guarantor contemporaneously herewith do not and will not violate (i) any agreement or instrument to which Guarantor is a party, (ii) any law, rule, regulation or order of any governmental authority to which Guarantor is subject, or (iii) its articles or certificate of incorporation or bylaw; and

                  (e) neither Creditor nor any other party has made any representation, warranty or statement to Guarantor in order to induce Guarantor to execute this Guaranty; and

                  (f) the financial statements and other financial information regarding Guarantor heretofore and hereafter delivered to Creditor are and shall be true and correct in all material respects and fairly present the financial position of Guarantor as of the dates thereof, and no material adverse change has occurred in the financial condition of Guarantor reflected in the financial statements and other financial information regarding Guarantor heretofore delivered to Creditor since the date of the last statement thereof; and

                  (g) as of the date hereof, and after giving effect to this Guaranty and the obligations evidenced hereby, (i) Guarantor is and will be solvent, (ii) the fair saleable value of Guarantor's assets exceeds and will continue to exceed its liabilities (both fixed and contingent), (iii) Guarantor is and will continue to be able to pay its debts as they mature, and (iv) if Guarantor is not an individual, Guarantor has and will continue to have sufficient capital to carry on its business and all businesses in which it is about to engage.

         6. Inducement to Creditor. Guarantor acknowledges that this Guaranty is given to induce Creditor to extend credit to Debtor which would not be extended except in reliance upon this Guaranty.


APSGI/Exsorbet
GUARANTY AGREEMENT                                   Page 2

                                                                        Initials

         7. Terms of Guaranty and Indebtedness and Obligations. This Guaranty contains the entire agreement between Guarantor and Creditor with respect to Guarantor's guarantee of the Indebtedness and Obligations; provided, however, this Guaranty is in addition to and does not replace, cancel, modify, impair, or affect any other guaranty executed by Guarantor and now or hereafter held by Creditor that relates to Debtor or any other person or entity. No representations or agreements have been made by Creditor to Guarantor except as contained in this Guaranty. Guarantor has read and understands the implications of this Guaranty. Guarantor agrees to the terms, provisions and conditions of the Note, the Transaction Documents which may have been or may hereafter be executed by Debtor or other persons evidencing, securing, or in connection with the Indebtedness or Obligations or any part thereof, and agrees that Guarantor's liability shall in no manner be affected, impaired or released by reason of any term, provision, or condition of the Note, the Transaction Documents or by the failure, refusal, or omission of Creditor to enforce or observe any of same or by any action taken or omitted to be taken by Creditor pursuant thereto or in connection therewith.

         8. Payment and Performance by Guarantor. In each event that all or any portion of the Indebtedness shall become due and remain unpaid (however the maturity may have occurred), Guarantor will, upon demand, pay the amount due to Creditor (other than any interest as may be in excess of the maximum lawful amount), without notice having been given to Guarantor previous to such demand of the acceptance by Creditor of this Guaranty or of the creating or incurring of such indebtedness. Guarantor specifically agrees that it shall not be necessary or required in order to enforce any obligations under this Guaranty that Creditor has made demand for payment upon Debtor or any other person liable on the Indebtedness for payment thereof or for performance of the Obligations or has presented same for payment by Debtor or any other person liable thereon or has made protest thereof or has given notice to Debtor or any other party liable thereon of the maturity or nonpayment of the Indebtedness. All amounts becoming payable by Guarantor to Creditor under this Guaranty shall be payable at Creditor's address stated below, or at such other address as directed by Creditor in written notice to Guarantor. All payments made upon the Indebtedness at any time shall be deemed to have been paid by Debtor unless express notice in writing is given to Creditor at the time of payment by Guarantor that Creditor has been paid by Guarantor. Upon demand by Creditor, Guarantor shall perform or cause to be performed any or all of the Obligations.

         9. Suit on Guaranty. Suit may be brought by Creditor against Guarantor alone, or jointly and severally against Guarantor and any one or more other guarantors of the Indebtedness and/or Obligations, without impairing the rights of Creditor against Debtor or other guarantors of the Indebtedness and/or Obligations.

         10. Costs of Collection. Guarantor agrees to pay all costs of collection, including reasonable attorney's fees and expenses, if this Guaranty is placed in the hands of an attorney for collection or is collected through any court.

         11. Waiver by Guarantor. Guarantor specifically waives any notice (i) of acceptance of this Guaranty by Creditor, (ii) of the creation, advancement, increase, existence, renewal, extension, modification, refinancing, or rearrangement of the Indebtedness, or any indulgence with respect to the Indebtedness, or any part thereof, (iii) of nonpayment thereof or default thereon or in the performance of the Obligations, and (iv) of any amendment, modification, or restatement of all or any of the Obligations. Guarantor waives grace, demand, protest, presentment, and notice of intent to accelerate the maturity of the Indebtedness, notice of acceleration of the maturity of the Indebtedness, demand, protest, or presentment with respect to the Indebtedness, and Guarantor waives notice of the amount of the Indebtedness outstanding at any time. Guarantor agrees that the

APSGI/Exsorbet
GUARANTY AGREEMENT                                   Page 3

                                                                        Initials
maturity of the Indebtedness, or any part thereof, may be accelerated, renewed, extended, modified, refinanced, or rearranged or any other indulgence may be granted with respect thereto by Creditor at its will or as may be agreed by Debtor without notice to or further consent by Guarantor at any time. Guarantor agrees that Guarantor shall not be considered a "Debtor" as defined in Section
9.105 of the Texas Business and Commerce Code.

         12. Guarantor's Direct Liability. Creditor shall not be required, before or as a condition of enforcing the liability of Guarantor under this Guaranty, or requiring payment of the Indebtedness by Guarantor hereunder or performance of the Obligations, or at any time thereafter, to do any of the following: (a) proceed to obtain or assert a claim for personal judgment against Debtor for the Indebtedness or make any effort at collection of the Indebtedness from Debtor; (b) foreclose against or seek to realize upon the Collateral or any security now or hereafter existing for the Indebtedness or Obligations; (c) file suit or proceed to obtain or assert a claim for personal judgment against any other party (including any maker, guarantor, endorser or surety) liable for the Indebtedness or make any effort at collection of the Indebtedness from any such other party; (d) exercise or assert any other right or remedy to which Creditor is or may be entitled in connection with the Indebtedness or Obligations or any security or other guaranty therefor; (e) assert or file any claim against the assets or estate of Debtor or other person liable for the Indebtedness or Obligations, or any part thereof; (f) take any action against Debtor or any other person, to exhaust its remedies against endorsers, the Collateral or other collateral or security, or to resort to any balance of any deposit account or credit on the books of Creditor in favor of Debtor or any other person; or (g) pursue any other remedies Creditor may have in connection with the Indebtedness or Obligations.

         13. Obligations Not Impaired. Guarantor's obligations under this Guaranty shall not be released, diminished, impaired, reduced, or adversely affected, and Guarantor waives any common law, equitable, statutory or other rights that Guarantor might otherwise have, as a result of any of the following:

                  (a) any full or partial release of the liability of Debtor, any other guarantor of the Indebtedness and/or Obligations, or any other person primarily or secondarily liable on the Indebtedness and/or Obligations, or any part thereof (including any maker, endorser, guarantor or surety), whether such liability is direct or indirect, joint, several, or joint and several, it being recognized, acknowledged and agreed that Guarantor may be required to pay the Indebtedness and perform the Obligations in full without assistance of any other party, and Guarantor has not been induced to enter into this Guaranty on the basis of an understanding or agreement that other parties will at all times be liable to pay the Indebtedness or perform the Obligations, or that Creditor will look to other parties to pay the Indebtedness or perform the Obligations; provided, however, nothing in this Guaranty shall waive or release, either expressly or impliedly, any rights of subrogation, reimbursement or contribution that Guarantor may have, after payment in full of the Indebtedness and performance of the Obligations, against others liable under the Indebtedness or for performance of the Obligations, but Guarantor's rights of subrogation, reimbursement and contribution are secondary, subordinate and inferior to the rights and claims of Creditor;

                  (b) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of Debtor, or any receivership, insolvency, bankruptcy, reorganization or other similar proceedings affecting Debtor or any of its assets;

                  (c) any impairment, modification, release or limitation of liability of Debtor, or stay of foreclosure or other lien enforcement proceedings against Debtor, or Debtor's property, or Debtor's estate in bankruptcy, or any modification, discharge or extension of the Indebtedness

APSGI/Exsorbet
GUARANTY AGREEMENT                                   Page 4

                                                                        Initials
resulting from the operation of any present or future provision of the Federal Bankruptcy Code or other bankruptcy laws, or from the decision of any court, it being recognized, acknowledged and agreed that Guarantor shall remain liable on the Indebtedness and the Obligations, notwithstanding any act, omission or thing which might, but for the provisions hereof, otherwise operate as a legal or equitable discharge of Guarantor;

                  (d) any release of, subordination of, or substitution of any security or other guaranty now or hereafter held by Creditor for payment of the Indebtedness and performance of the Obligations, or of any part thereof;

                  (e) Creditor's failure to use diligence or care in preserving the liability of any person on the Indebtedness or the Obligations, or in bringing suit to enforce collection of the Indebtedness or performance of the Obligations;

                  (f) the addition of another guarantor or guarantors of the Indebtedness or Obligations;

                  (g) the substitution or withdrawal of collateral or release of security;

                  (h) any renewal, extension, modification, alteration, refinancing or rearrangement of or any other indulgence with respect to the Indebtedness or Obligations, or any part thereof;

                  (i) the exercise, failure to exercise, delay, omission or lack of diligence or care by Creditor in exercising any right or power conferred upon Creditor in this Guaranty, the Note, or any Transaction Document evidencing, securing or relating to the Note or by law or in equity;

                  (j) Debtor's not being liable for the Indebtedness or performance of the Obligations because the act of creating the Indebtedness or Obligations is ultra vires, or the officers or persons creating the Indebtedness or Obligations acted in excess of their authority, or for any reason the Indebtedness or Obligations cannot be enforced against Debtor;

                  (k) any payment by Debtor to Creditor if such payment is held to constitute a preference under the Federal Bankruptcy Code or other bankruptcy laws, or if for any other reason Creditor is required to refund such payment to Debtor or pay the amount thereof to any other party;

                  (l) Guarantor's being or becoming liable for any indebtedness owing by Debtor to Creditor, by endorsement or otherwise, other than under this Guaranty; or

                  (m) the invalidity, illegality or unenforceability of all or any part of the Indebtedness, for any reason whatsoever, including without limitation the fact that the Note or other Transaction Documents pertaining to the Indebtedness or Obligations have been forged or otherwise are irregular or not genuine or authentic.

         14. Application of Payments. If Creditor should collect or receive any payments from any person other than Guarantor, or funds which are not specifically required by law or agreement to be applied to the Indebtedness, then Creditor may, in Creditor's sole discretion, apply such payments to any indebtedness of Debtor other than the Indebtedness. Guarantor agrees that Creditor may apply payments or other funds received by Creditor from Debtor, from any other party obligated on the Indebtedness, from the liquidation of any collateral now or hereafter securing the Indebtedness, or from any other source, including without limitation, insurance proceeds and

APSGI/Exsorbet
GUARANTY AGREEMENT                                   Page 5

                                                                        Initials
condemnation, to the Indebtedness in any manner or order as Creditor may deem appropriate in its sole and absolute discretion.

         15. Collection of Indebtedness. Guarantor expressly waives any right to the benefit of or to require or control application of any security or the proceeds of any security now existing or hereafter obtained by Creditor as security for the Indebtedness, or any part thereof, and agrees that Creditor shall have no duty to apply to the Indebtedness any monies, payments or other property at any time received by or paid to or in the possession of Creditor, except as Creditor shall determine in its sole discretion. Guarantor specifically agrees that Guarantor shall not have any recourse or action against Creditor by reason of any action Creditor may take or omit to take in connection with the Indebtedness or Obligations, the collection of any sums or amounts herein mentioned, or in connection with any security for or any other guaranty of the Indebtedness and/or Obligations.

         16. Subordination. Guarantor subordinates all indebtedness owing to Guarantor from Debtor to the Indebtedness. Guarantor further subordinates any liens or security interest it may have in the collateral or security of Debtor (or any other party) to the liens and security interests in favor of Creditor securing the Indebtedness and the Obligations. Guarantor agrees not to accept any payments or satisfaction of any kind of any indebtedness of Debtor to Guarantor. If Guarantor should receive any such payment or satisfaction for indebtedness of Debtor to Guarantor in violation of the above terms, Guarantor agrees to deliver the payment or satisfaction to Creditor, and until delivered, Guarantor agrees to hold the same in trust for Creditor.

         17. Notice of Litigation, Claims, and Financial Change. Guarantor shall promptly inform Creditor of any litigation against Guarantor or affecting any security for the Indebtedness or Obligations which, if determined adversely, might have a material adverse effect upon the financial condition of Guarantor or upon such security or might cause a default under any of the documents evidencing, securing, or governing the Indebtedness or Obligations, any claim or controversy which might become the subject of litigation, and any material adverse change in the financial condition of Guarantor.

         18. Usury Disclaimer. No provision herein or in any promissory note, security instrument, or any other Transaction Document executed by Debtor or Guarantor evidencing the Indebtedness shall be construed to be or to create a contract by Guarantor to pay, as consideration for the use, forbearance, or detention of money, interest in excess of the rate or amount allowed by law. If any excess of interest in such respect is provided for herein or in any such promissory note, security instrument, or any other Transaction Document, the provisions of this Section shall govern, and neither Debtor nor Guarantor shall be obligated to pay the amount of such interest to the extent that it is in excess of the amount permitted by applicable law. The intention of the parties is to conform strictly to the usury laws now in force, and all Promissory Notes and Transaction Documents executed by Debtor or Guarantor evidencing the Indebtedness or Obligations shall be held subject to reduction to the amount allowed under said usury laws as now or hereafter construed by the courts having jurisdiction.

         19. Transferability. This Guaranty is intended for and shall inure to the benefit of Creditor and each and every other person who shall from time to time be or become the owner or holder of any of the Indebtedness, and each and every reference herein to Creditor shall also include and refer to each and every successor or assignee of Creditor at any time holding or owning any part of or interest in any part of the Indebtedness. This Guaranty shall be transferable and negotiable, with the same force and effect and to the same extent that the Indebtedness is transferable, it being understood and stipulated that upon the assignment or transfer by Creditor of any of the Indebtedness

APSGI/Exsorbet
GUARANTY AGREEMENT                                   Page 6

                                                                        Initials
the legal holder or owner of the Indebtedness (or part thereof or interest therein transferred or assigned by Creditor) shall also, unless provided otherwise by Creditor in its transfer or assignment, have and may exercise all of the rights granted to Creditor under this Guaranty to the extent of the part of or interest in the Indebtedness assigned or transferred to said person. Guarantor expressly waives notice of transfer or assignment of the Indebtedness, or any part thereof, or of the rights of Creditor hereunder. Notwithstanding anything in this Section to the contrary, all Indebtedness and Obligations to Creditor shall be paid and performed in full first, before any assignee or transferee shall receive any benefits of this Guaranty.

         20. Information Concerning Guarantor. Guarantor acknowledges and agrees that Creditor may transfer the Indebtedness or partial interests therein to one or more transferees or participants. Guarantor authorizes Creditor to disseminate any information Creditor has pertaining to the Indebtedness, including, without limitation, credit information on Guarantor, to any such transferee or participant or prospective transferee or participant.

         21. Binding on Others. This Guaranty shall be binding upon Guarantor and Guarantor's heirs, legal representative, personal representatives, executors, administrators, successors and assigns.

         22. Modification or Consent. No modification, consent or waiver of any provision of this Guaranty shall be effective unless the modification, consent or waiver is in writing and signed by an officer of Creditor, and then shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on Guarantor in any case shall, of itself, entitle Guarantor to any other or further notice or demand in similar or other circumstances. No delay or omission by Creditor in exercising any power or right under this Guaranty shall impair any such right or power or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such power preclude other or further exercise thereof, or the exercise of any other right or power under this Guaranty. All rights and remedies of Creditor under this Guaranty are cumulative of each other and of every other right or remedy which Creditor may otherwise have at law or in equity or under any other contract or document, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

         23. Waiver of Certain Statutory Provisions. Guarantor hereby waives all rights to which Guarantor may be or might otherwise become entitled to with respect to the provisions of Sections 34.02 and 34.03 of the Texas Business and Commerce Code, as amended, and agrees that the rights of Guarantor pursuant to the provisions of Section 34.04 of the Texas Business and Commerce Code, as amended, shall be subject to, secondary, subordinate and inferior in all respects to the rights of Creditor pursuant to this Guaranty.

         24. Notices. Any notice or demand to Guarantor may be given and shall conclusively be deemed and considered to have been given and received upon the deposit thereof, in writing, in the United States mail, duly stamped and addressed to Guarantor at Guarantor's address stated below, but actual notice, however given or received, shall always be effective. The last preceding sentence shall not be construed in anywise to affect or impair any waiver of notice or demand herein provided or to require giving of notice or demand to or upon Guarantor in any situation or for any reason. Creditor's and Guarantor's respective addresses are:


APSGI/Exsorbet
GUARANTY AGREEMENT                                   Page 7

                                                                        Initials

                           Creditor:   American Physicians Service Group, Inc.
                                       Attn: Mr. Duane K. Boyd
                                       1301 Capital of Texas Hwy., Suite C-300
                                       Austin, Texas, 78746

                           Guarantor:  Exsorbet Technical Services, Inc.
                                       Attn:
                                       1401 South Waldron, Suite 201
                                       Fort Smith, Arkansas 72903

         25. Governing Law and Place of Performance. GUARANTOR AGREES THAT THIS GUARANTY IS GOVERNED BY THE LAWS OF THE UNITED STATES AND THE STATE OF TEXAS. This Guaranty is performable in Travis County, Texas, and Guarantor hereby waives the right to be sued elsewhere.

         26. Headings. Section headings of this Guaranty are inserted for convenience of reference only, and shall not alter, define, or be used in construing the text of such sections.

         27. Pronouns. As used herein and when required by the context, each number (singular and plural) shall include all numbers, and each gender shall include all genders, and unless the context otherwise requires the word "person" or "party" shall include "person, corporation, firm, partnership or association".

         28. Notice of Invalidity of Oral Agreements. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         EXECUTED this 30th day of September, 1996.

                                       GUARANTOR:

                                       Exsorbet Technical Services, Inc.
                                       (an Arkansas corporation)



                                       By:
                                      Name:
                                     Title:


APSGI/Exsorbet
GUARANTY AGREEMENT                                   Page 8

GUARANTY AGREEMENT


         THIS GUARANTY AGREEMENT ("Guaranty") is made as of the 30th day of September, 1996, by Eco Acquisition, Inc., Inc., an Arkansas corporation, also known as Eco-Systems, Inc.("Guarantor"), for the benefit of American Physicians Service Group, Inc., a Texas corporation ("Creditor").

         FOR VALUE RECEIVED, the receipt and sufficiency of which Guarantor acknowledges, Guarantor hereby jointly, severally, absolutely, irrevocably, and unconditionally guarantees to Creditor (a) the prompt payment and performance of
(i) any and all sums becoming due and payable pursuant to the Stock Put Agreement dated September 30, 1996, executed by Exsorbet Industries, Inc., an Idaho corporation ("Debtor") and Creditor, including without limitation any sums which may hereafter become due and owing on the Promissory Note (the "Note"), in the original principal amount of $3,300,000.00, which may be executed by Debtor pursuant to the Stock Put Agreement, and payable to the order of Creditor, including without limitation any and all interest thereon (other than such interest as may be in excess of the maximum lawful amount), late charges (if any), and costs of collection (including reasonable attorney's fees); (ii) all other sums and indebtedness described in or secured by the Transaction Documents (as defined below); (iii) any and all other sums becoming due and payable by Debtor to Creditor as a result of advances made by Creditor pursuant to the terms of the Transaction Documents, including without limitation the repayment of any future advances made by Creditor to Debtor and the repayment of any sums advanced for the protection of Creditor's security pursuant to the Transaction Documents; (iv) any and all renewals, extensions, replacements, rearrangements, substitutions, or modifications of all or any part of the Indebtedness
(collectively, the "Indebtedness"), and (b) the performance of any and all obligations, warranties, representations, covenants and agreements made by Debtor in connection with the Transaction Documents, as the same may be amended, modified, or restated from time to time (the "Obligations").

         2. Transaction Documents. The term "Transaction Documents" shall mean: the Stock Put Agreement dated September 30, 1996, executed by and between Debtor and Creditor; the Note (if and when executed pursuant to the terms of the Stock Put Agreement); the Warrant executed by Debtor in favor of Creditor; the Shareholder Rights Agreement executed by Debtor and Creditor; the Assignment and Security Agreement dated September 30, 1996, executed by and between Debtor and Creditor, and all other security agreements, assignments, and other documents executed by Debtor for the benefit of Creditor to secure the payment and performance of the Indebtedness and Obligations and creating a lien and security interest against the real or personal property described therein (the "Collateral"); any other Guaranty Agreements or surety agreements executed in favor of Creditor and guaranteeing the Note; and any other agreement, document, or instrument executed by Debtor or any other guarantor in connection with the transaction evidenced by the Stock Put Agreement.

         3. Nature of Guaranty. Guarantor agrees that this Guaranty is an absolute, complete, continuing, unconditional and irrevocable guaranty of payment and performance of the Indebtedness and the Obligations.

         4. Renewals and Extensions. This Guaranty applies to, and the Indebtedness shall additionally mean and refer to, any and all renewals, extensions, modifications, alterations, refinancings and rearrangements of all or any part of the Indebtedness.


APSGI/Exsorbet
GUARANTY AGREEMENT                                   Page 1

                                                                       Initials

         5. Representations and Warranties. Guarantor hereby represents and warrants the following to Creditor:

                  (a) Guarantor may reasonably expect to benefit, directly or indirectly, from the making of this Guaranty and from and from each and every renewal, extension, modification, alteration, refinancing, and rearrangement of all or any part of the Indebtedness, the release of collateral or other relinquishment of legal rights made or granted or to be made or granted by Creditor to Debtor and the amendment or modification of the terms and conditions of the Obligations, and the Board of Directors of Guarantor has determined that Guarantor may reasonably be expected to benefit, directly or indirectly, from the making of this Guaranty and has adopted resolutions stating the same; and

                  (b) Guarantor is familiar with, and has independently reviewed the books and records regarding, the financial condition of Debtor and is familiar with the value of any and all collateral intended to be security for the payment of all or any part of the Indebtedness or for the performance of all or any of the Obligations; provided, however, Guarantor is not relying on such financial condition or collateral as an inducement to enter into this Guaranty; and

                  (c) Guarantor has adequate means to obtain from Debtor on a continuing basis information concerning the financial condition of Debtor and Guarantor is not relying on Creditor to provide such information to Guarantor either now or in the future; and

                  (d) Guarantor has the power and authority to execute, deliver, and perform this Guaranty and any other agreements executed by Guarantor contemporaneously herewith, and the execution, delivery, and performance of this Guaranty and any other agreements executed by Guarantor contemporaneously herewith do not and will not violate (i) any agreement or instrument to which Guarantor is a party, (ii) any law, rule, regulation or order of any governmental authority to which Guarantor is subject, or (iii) its articles or certificate of incorporation or bylaw; and

                  (e) neither Creditor nor any other party has made any representation, warranty or statement to Guarantor in order to induce Guarantor to execute this Guaranty; and

                  (f) the financial statements and other financial information regarding Guarantor heretofore and hereafter delivered to Creditor are and shall be true and correct in all material respects and fairly present the financial position of Guarantor as of the dates thereof, and no material adverse change has occurred in the financial condition of Guarantor reflected in the financial statements and other financial information regarding Guarantor heretofore delivered to Creditor since the date of the last statement thereof; and

                  (g) as of the date hereof, and after giving effect to this Guaranty and the obligations evidenced hereby, (i) Guarantor is and will be solvent, (ii) the fair saleable value of Guarantor's assets exceeds and will continue to exceed its liabilities (both fixed and contingent), (iii) Guarantor is and will continue to be able to pay its debts as they mature, and (iv) if Guarantor is not an individual, Guarantor has and will continue to have sufficient capital to carry on its business and all businesses in which it is about to engage.

         6. Inducement to Creditor. Guarantor acknowledges that this Guaranty is given to induce Creditor to extend credit to Debtor which would not be extended except in reliance upon this Guaranty.


APSGI/Exsorbet
GUARANTY AGREEMENT                                   Page 2

                                                                        Initials

         7. Terms of Guaranty and Indebtedness and Obligations. This Guaranty contains the entire agreement between Guarantor and Creditor with respect to Guarantor's guarantee of the Indebtedness and Obligations; provided, however, this Guaranty is in addition to and does not replace, cancel, modify, impair, or affect any other guaranty executed by Guarantor and now or hereafter held by Creditor that relates to Debtor or any other person or entity. No representations or agreements have been made by Creditor to Guarantor except as contained in this Guaranty. Guarantor has read and understands the implications of this Guaranty. Guarantor agrees to the terms, provisions and conditions of the Note, the Transaction Documents which may have been or may hereafter be executed by Debtor or other persons evidencing, securing, or in connection with the Indebtedness or Obligations or any part thereof, and agrees that Guarantor's liability shall in no manner be affected, impaired or released by reason of any term, provision, or condition of the Note, the Transaction Documents or by the failure, refusal, or omission of Creditor to enforce or observe any of same or by any action taken or omitted to be taken by Creditor pursuant thereto or in connection therewith.

         8. Payment and Performance by Guarantor. In each event that all or any portion of the Indebtedness shall become due and remain unpaid (however the maturity may have occurred), Guarantor will, upon demand, pay the amount due to Creditor (other than any interest as may be in excess of the maximum lawful amount), without notice having been given to Guarantor previous to such demand of the acceptance by Creditor of this Guaranty or of the creating or incurring of such indebtedness. Guarantor specifically agrees that it shall not be necessary or required in order to enforce any obligations under this Guaranty that Creditor has made demand for payment upon Debtor or any other person liable on the Indebtedness for payment thereof or for performance of the Obligations or has presented same for payment by Debtor or any other person liable thereon or has made protest thereof or has given notice to Debtor or any other party liable thereon of the maturity or nonpayment of the Indebtedness. All amounts becoming payable by Guarantor to Creditor under this Guaranty shall be payable at Creditor's address stated below, or at such other address as directed by Creditor in written notice to Guarantor. All payments made upon the Indebtedness at any time shall be deemed to have been paid by Debtor unless express notice in writing is given to Creditor at the time of payment by Guarantor that Creditor has been paid by Guarantor. Upon demand by Creditor, Guarantor shall perform or cause to be performed any or all of the Obligations.

         9. Suit on Guaranty. Suit may be brought by Creditor against Guarantor alone, or jointly and severally against Guarantor and any one or more other guarantors of the Indebtedness and/or Obligations, without impairing the rights of Creditor against Debtor or other guarantors of the Indebtedness and/or Obligations.

         10. Costs of Collection. Guarantor agrees to pay all costs of collection, including reasonable attorney's fees and expenses, if this Guaranty is placed in the hands of an attorney for collection or is collected through any court.

         11. Waiver by Guarantor. Guarantor specifically waives any notice (i) of acceptance of this Guaranty by Creditor, (ii) of the creation, advancement, increase, existence, renewal, extension, modification, refinancing, or rearrangement of the Indebtedness, or any indulgence with respect to the Indebtedness, or any part thereof, (iii) of nonpayment thereof or default thereon or in the performance of the Obligations, and (iv) of any amendment, modification, or restatement of all or any of the Obligations. Guarantor waives grace, demand, protest, presentment, and notice of intent to accelerate the maturity of the Indebtedness, notice of acceleration of the maturity of the Indebtedness, demand, protest, or presentment with respect to the Indebtedness, and Guarantor waives notice of the amount of the Indebtedness outstanding at any time. Guarantor agrees that the

APSGI/Exsorbet
GUARANTY AGREEMENT                                   Page 3

                                                                        Initials
maturity of the Indebtedness, or any part thereof, may be accelerated, renewed, extended, modified, refinanced, or rearranged or any other indulgence may be granted with respect thereto by Creditor at its will or as may be agreed by Debtor without notice to or further consent by Guarantor at any time. Guarantor agrees that Guarantor shall not be considered a "Debtor" as defined in Section
9.105 of the Texas Business and Commerce Code.

         12. Guarantor's Direct Liability. Creditor shall not be required, before or as a condition of enforcing the liability of Guarantor under this Guaranty, or requiring payment of the Indebtedness by Guarantor hereunder or performance of the Obligations, or at any time thereafter, to do any of the following: (a) proceed to obtain or assert a claim for personal judgment against Debtor for the Indebtedness or make any effort at collection of the Indebtedness from Debtor; (b) foreclose against or seek to realize upon the Collateral or any security now or hereafter existing for the Indebtedness or Obligations; (c) file suit or proceed to obtain or assert a claim for personal judgment against any other party (including any maker, guarantor, endorser or surety) liable for the Indebtedness or make any effort at collection of the Indebtedness from any such other party; (d) exercise or assert any other right or remedy to which Creditor is or may be entitled in connection with the Indebtedness or Obligations or any security or other guaranty therefor; (e) assert or file any claim against the assets or estate of Debtor or other person liable for the Indebtedness or Obligations, or any part thereof; (f) take any action against Debtor or any other person, to exhaust its remedies against endorsers, the Collateral or other collateral or security, or to resort to any balance of any deposit account or credit on the books of Creditor in favor of Debtor or any other person; or (g) pursue any other remedies Creditor may have in connection with the Indebtedness or Obligations.

         13. Obligations Not Impaired. Guarantor's obligations under this Guaranty shall not be released, diminished, impaired, reduced, or adversely affected, and Guarantor waives any common law, equitable, statutory or other rights that Guarantor might otherwise have, as a result of any of the following:

                  (a) any full or partial release of the liability of Debtor, any other guarantor of the Indebtedness and/or Obligations, or any other person primarily or secondarily liable on the Indebtedness and/or Obligations, or any part thereof (including any maker, endorser, guarantor or surety), whether such liability is direct or indirect, joint, several, or joint and several, it being recognized, acknowledged and agreed that Guarantor may be required to pay the Indebtedness and perform the Obligations in full without assistance of any other party, and Guarantor has not been induced to enter into this Guaranty on the basis of an understanding or agreement that other parties will at all times be liable to pay the Indebtedness or perform the Obligations, or that Creditor will look to other parties to pay the Indebtedness or perform the Obligations; provided, however, nothing in this Guaranty shall waive or release, either expressly or impliedly, any rights of subrogation, reimbursement or contribution that Guarantor may have, after payment in full of the Indebtedness and performance of the Obligations, against others liable under the Indebtedness or for performance of the Obligations, but Guarantor's rights of subrogation, reimbursement and contribution are secondary, subordinate and inferior to the rights and claims of Creditor;

                  (b) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of Debtor, or any receivership, insolvency, bankruptcy, reorganization or other similar proceedings affecting Debtor or any of its assets;

                  (c) any impairment, modification, release or limitation of liability of Debtor, or stay of foreclosure or other lien enforcement proceedings against Debtor, or Debtor's property, or Debtor's estate in bankruptcy, or any modification, discharge or extension of the Indebtedness

APSGI/Exsorbet
GUARANTY AGREEMENT                                   Page 4

                                                                        Initials
resulting from the operation of any present or future provision of the Federal Bankruptcy Code or other bankruptcy laws, or from the decision of any court, it being recognized, acknowledged and agreed that Guarantor shall remain liable on the Indebtedness and the Obligations, notwithstanding any act, omission or thing which might, but for the provisions hereof, otherwise operate as a legal or equitable discharge of Guarantor;

                  (d) any release of, subordination of, or substitution of any security or other guaranty now or hereafter held by Creditor for payment of the Indebtedness and performance of the Obligations, or of any part thereof;

                  (e) Creditor's failure to use diligence or care in preserving the liability of any person on the Indebtedness or the Obligations, or in bringing suit to enforce collection of the Indebtedness or performance of the Obligations;

                  (f) the addition of another guarantor or guarantors of the Indebtedness or Obligations;

                  (g) the substitution or withdrawal of collateral or release of security;

                  (h) any renewal, extension, modification, alteration, refinancing or rearrangement of or any other indulgence with respect to the Indebtedness or Obligations, or any part thereof;

                  (i) the exercise, failure to exercise, delay, omission or lack of diligence or care by Creditor in exercising any right or power conferred upon Creditor in this Guaranty, the Note, or any Transaction Document evidencing, securing or relating to the Note or by law or in equity;

                  (j) Debtor's not being liable for the Indebtedness or performance of the Obligations because the act of creating the Indebtedness or Obligations is ultra vires, or the officers or persons creating the Indebtedness or Obligations acted in excess of their authority, or for any reason the Indebtedness or Obligations cannot be enforced against Debtor;

                  (k) any payment by Debtor to Creditor if such payment is held to constitute a preference under the Federal Bankruptcy Code or other bankruptcy laws, or if for any other reason Creditor is required to refund such payment to Debtor or pay the amount thereof to any other party;

                  (l) Guarantor's being or becoming liable for any indebtedness owing by Debtor to Creditor, by endorsement or otherwise, other than under this Guaranty; or

                  (m) the invalidity, illegality or unenforceability of all or any part of the Indebtedness, for any reason whatsoever, including without limitation the fact that the Note or other Transaction Documents pertaining to the Indebtedness or Obligations have been forged or otherwise are irregular or not genuine or authentic.

         14. Application of Payments. If Creditor should collect or receive any payments from any person other than Guarantor, or funds which are not specifically required by law or agreement to be applied to the Indebtedness, then Creditor may, in Creditor's sole discretion, apply such payments to any indebtedness of Debtor other than the Indebtedness. Guarantor agrees that Creditor may apply payments or other funds received by Creditor from Debtor, from any other party obligated on the Indebtedness, from the liquidation of any collateral now or hereafter securing the Indebtedness, or from any other source, including without limitation, insurance proceeds and

APSGI/Exsorbet
GUARANTY AGREEMENT                                   Page 5

                                                                        Initials
condemnation, to the Indebtedness in any manner or order as Creditor may deem appropriate in its sole and absolute discretion.

         15. Collection of Indebtedness. Guarantor expressly waives any right to the benefit of or to require or control application of any security or the proceeds of any security now existing or hereafter obtained by Creditor as security for the Indebtedness, or any part thereof, and agrees that Creditor shall have no duty to apply to the Indebtedness any monies, payments or other property at any time received by or paid to or in the possession of Creditor, except as Creditor shall determine in its sole discretion. Guarantor specifically agrees that Guarantor shall not have any recourse or action against Creditor by reason of any action Creditor may take or omit to take in connection with the Indebtedness or Obligations, the collection of any sums or amounts herein mentioned, or in connection with any security for or any other guaranty of the Indebtedness and/or Obligations.

         16. Subordination. Guarantor subordinates all indebtedness owing to Guarantor from Debtor to the Indebtedness. Guarantor further subordinates any liens or security interest it may have in the collateral or security of Debtor (or any other party) to the liens and security interests in favor of Creditor securing the Indebtedness and the Obligations. Guarantor agrees not to accept any payments or satisfaction of any kind of any indebtedness of Debtor to Guarantor. If Guarantor should receive any such payment or satisfaction for indebtedness of Debtor to Guarantor in violation of the above terms, Guarantor agrees to deliver the payment or satisfaction to Creditor, and until delivered, Guarantor agrees to hold the same in trust for Creditor.

         17. Notice of Litigation, Claims, and Financial Change. Guarantor shall promptly inform Creditor of any litigation against Guarantor or affecting any security for the Indebtedness or Obligations which, if determined adversely, might have a material adverse effect upon the financial condition of Guarantor or upon such security or might cause a default under any of the documents evidencing, securing, or governing the Indebtedness or Obligations, any claim or controversy which might become the subject of litigation, and any material adverse change in the financial condition of Guarantor.

         18. Usury Disclaimer. No provision herein or in any promissory note, security instrument, or any other Transaction Document executed by Debtor or Guarantor evidencing the Indebtedness shall be construed to be or to create a contract by Guarantor to pay, as consideration for the use, forbearance, or detention of money, interest in excess of the rate or amount allowed by law. If any excess of interest in such respect is provided for herein or in any such promissory note, security instrument, or any other Transaction Document, the provisions of this Section shall govern, and neither Debtor nor Guarantor shall be obligated to pay the amount of such interest to the extent that it is in excess of the amount permitted by applicable law. The intention of the parties is to conform strictly to the usury laws now in force, and all Promissory Notes and Transaction Documents executed by Debtor or Guarantor evidencing the Indebtedness or Obligations shall be held subject to reduction to the amount allowed under said usury laws as now or hereafter construed by the courts having jurisdiction.

         19. Transferability. This Guaranty is intended for and shall inure to the benefit of Creditor and each and every other person who shall from time to time be or become the owner or holder of any of the Indebtedness, and each and every reference herein to Creditor shall also include and refer to each and every successor or assignee of Creditor at any time holding or owning any part of or interest in any part of the Indebtedness. This Guaranty shall be transferable and negotiable, with the same force and effect and to the same extent that the Indebtedness is transferable, it being understood and stipulated that upon the assignment or transfer by Creditor of any of the Indebtedness

APSGI/Exsorbet
GUARANTY AGREEMENT                                   Page 6

                                                                        Initials
the legal holder or owner of the Indebtedness (or part thereof or interest therein transferred or assigned by Creditor) shall also, unless provided otherwise by Creditor in its transfer or assignment, have and may exercise all of the rights granted to Creditor under this Guaranty to the extent of the part of or interest in the Indebtedness assigned or transferred to said person. Guarantor expressly waives notice of transfer or assignment of the Indebtedness, or any part thereof, or of the rights of Creditor hereunder. Notwithstanding anything in this Section to the contrary, all Indebtedness and Obligations to Creditor shall be paid and performed in full first, before any assignee or transferee shall receive any benefits of this Guaranty.

         20. Information Concerning Guarantor. Guarantor acknowledges and agrees that Creditor may transfer the Indebtedness or partial interests therein to one or more transferees or participants. Guarantor authorizes Creditor to disseminate any information Creditor has pertaining to the Indebtedness, including, without limitation, credit information on Guarantor, to any such transferee or participant or prospective transferee or participant.

         21. Binding on Others. This Guaranty shall be binding upon Guarantor and Guarantor's heirs, legal representative, personal representatives, executors, administrators, successors and assigns.

         22. Modification or Consent. No modification, consent or waiver of any provision of this Guaranty shall be effective unless the modification, consent or waiver is in writing and signed by an officer of Creditor, and then shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on Guarantor in any case shall, of itself, entitle Guarantor to any other or further notice or demand in similar or other circumstances. No delay or omission by Creditor in exercising any power or right under this Guaranty shall impair any such right or power or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such power preclude other or further exercise thereof, or the exercise of any other right or power under this Guaranty. All rights and remedies of Creditor under this Guaranty are cumulative of each other and of every other right or remedy which Creditor may otherwise have at law or in equity or under any other contract or document, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

         23. Waiver of Certain Statutory Provisions. Guarantor hereby waives all rights to which Guarantor may be or might otherwise become entitled to with respect to the provisions of Sections 34.02 and 34.03 of the Texas Business and Commerce Code, as amended, and agrees that the rights of Guarantor pursuant to the provisions of Section 34.04 of the Texas Business and Commerce Code, as amended, shall be subject to, secondary, subordinate and inferior in all respects to the rights of Creditor pursuant to this Guaranty.

         24. Notices. Any notice or demand to Guarantor may be given and shall conclusively be deemed and considered to have been given and received upon the deposit thereof, in writing, in the United States mail, duly stamped and addressed to Guarantor at Guarantor's address stated below, but actual notice, however given or received, shall always be effective. The last preceding sentence shall not be construed in anywise to affect or impair any waiver of notice or demand herein provided or to require giving of notice or demand to or upon Guarantor in any situation or for any reason. Creditor's and Guarantor's respective addresses are:


APSGI/Exsorbet
GUARANTY AGREEMENT                                   Page 7

                                                                        Initials

                           Creditor:   American Physicians Service Group, Inc.
                                       Attn: Mr. Duane K. Boyd
                                       1301 Capital of Texas Hwy., Suite C-300
                                       Austin, Texas, 78746

                           Guarantor:  Eco Acquisition, Inc.
                                       Attn:
                                       1401 South Waldron, Suite 201
                                       Fort Smith, Arkansas 72903

         25. Governing Law and Place of Performance. GUARANTOR AGREES THAT THIS GUARANTY IS GOVERNED BY THE LAWS OF THE UNITED STATES AND THE STATE OF TEXAS. This Guaranty is performable in Travis County, Texas, and Guarantor hereby waives the right to be sued elsewhere.

         26. Headings. Section headings of this Guaranty are inserted for convenience of reference only, and shall not alter, define, or be used in construing the text of such sections.

         27. Pronouns. As used herein and when required by the context, each number (singular and plural) shall include all numbers, and each gender shall include all genders, and unless the context otherwise requires the word "person" or "party" shall include "person, corporation, firm, partnership or association".

         28. Notice of Invalidity of Oral Agreements. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         EXECUTED this 30th day of September, 1996.

                                       GUARANTOR:

                                       Eco Acquisition, Inc.
                                       (an Arkansas corporation)



                                       By:
                                      Name:
                                     Title:


APSGI/Exsorbet
GUARANTY AGREEMENT                                   Page 8

GUARANTY AGREEMENT


         THIS GUARANTY AGREEMENT ("Guaranty") is made as of the 30th day of September, 1996, by 7-7 Merger, Inc., Inc., an Arkansas corporation, ("Guarantor"), for the benefit of American Physicians Service Group, Inc., a Texas corporation ("Creditor").

         FOR VALUE RECEIVED, the receipt and sufficiency of which Guarantor acknowledges, Guarantor hereby jointly, severally, absolutely, irrevocably, and unconditionally guarantees to Creditor (a) the prompt payment and performance of
(i) any and all sums becoming due and payable pursuant to the Stock Put Agreement dated September 30, 1996, executed by Exsorbet Industries, Inc., an Idaho corporation ("Debtor") and Creditor, including without limitation any sums which may hereafter become due and owing on the Promissory Note (the "Note"), in the original principal amount of $3,300,000.00, which may be executed by Debtor pursuant to the Stock Put Agreement, and payable to the order of Creditor, including without limitation any and all interest thereon (other than such interest as may be in excess of the maximum lawful amount), late charges (if any), and costs of collection (including reasonable attorney's fees); (ii) all other sums and indebtedness described in or secured by the Transaction Documents (as defined below); (iii) any and all other sums becoming due and payable by Debtor to Creditor as a result of advances made by Creditor pursuant to the terms of the Transaction Documents, including without limitation the repayment of any future advances made by Creditor to Debtor and the repayment of any sums advanced for the protection of Creditor's security pursuant to the Transaction Documents; (iv) any and all renewals, extensions, replacements, rearrangements, substitutions, or modifications of all or any part of the Indebtedness
(collectively, the "Indebtedness"), and (b) the performance of any and all obligations, warranties, representations, covenants and agreements made by Debtor in connection with the Transaction Documents, as the same may be amended, modified, or restated from time to time (the "Obligations").

         2. Transaction Documents. The term "Transaction Documents" shall mean: the Stock Put Agreement dated September 30, 1996, executed by and between Debtor and Creditor; the Note (if and when executed pursuant to the terms of the Stock Put Agreement); the Warrant executed by Debtor in favor of Creditor; the Shareholder Rights Agreement executed by Debtor and Creditor; the Assignment and Security Agreement dated September 30, 1996, executed by and between Debtor and Creditor, and all other security agreements, assignments, and other documents executed by Debtor for the benefit of Creditor to secure the payment and performance of the Indebtedness and Obligations and creating a lien and security interest against the real or personal property described therein (the "Collateral"); any other Guaranty Agreements or surety agreements executed in favor of Creditor and guaranteeing the Note; and any other agreement, document, or instrument executed by Debtor or any other guarantor in connection with the transaction evidenced by the Stock Put Agreement.

         3. Nature of Guaranty. Guarantor agrees that this Guaranty is an absolute, complete, continuing, unconditional and irrevocable guaranty of payment and performance of the Indebtedness and the Obligations.

         4. Renewals and Extensions. This Guaranty applies to, and the Indebtedness shall additionally mean and refer to, any and all renewals, extensions, modifications, alterations, refinancings and rearrangements of all or any part of the Indebtedness.


APSGI/Exsorbet
GUARANTY AGREEMENT                                   Page 1

                                                                       Initials

         5. Representations and Warranties. Guarantor hereby represents and warrants the following to Creditor:

                  (a) Guarantor may reasonably expect to benefit, directly or indirectly, from the making of this Guaranty and from and from each and every renewal, extension, modification, alteration, refinancing, and rearrangement of all or any part of the Indebtedness, the release of collateral or other relinquishment of legal rights made or granted or to be made or granted by Creditor to Debtor and the amendment or modification of the terms and conditions of the Obligations, and the Board of Directors of Guarantor has determined that Guarantor may reasonably be expected to benefit, directly or indirectly, from the making of this Guaranty and has adopted resolutions stating the same; and

                  (b) Guarantor is familiar with, and has independently reviewed the books and records regarding, the financial condition of Debtor and is familiar with the value of any and all collateral intended to be security for the payment of all or any part of the Indebtedness or for the performance of all or any of the Obligations; provided, however, Guarantor is not relying on such financial condition or collateral as an inducement to enter into this Guaranty; and

                  (c) Guarantor has adequate means to obtain from Debtor on a continuing basis information concerning the financial condition of Debtor and Guarantor is not relying on Creditor to provide such information to Guarantor either now or in the future; and

                  (d) Guarantor has the power and authority to execute, deliver, and perform this Guaranty and any other agreements executed by Guarantor contemporaneously herewith, and the execution, delivery, and performance of this Guaranty and any other agreements executed by Guarantor contemporaneously herewith do not and will not violate (i) any agreement or instrument to which Guarantor is a party, (ii) any law, rule, regulation or order of any governmental authority to which Guarantor is subject, or (iii) its articles or certificate of incorporation or bylaw; and

                  (e) neither Creditor nor any other party has made any representation, warranty or statement to Guarantor in order to induce Guarantor to execute this Guaranty; and

                  (f) the financial statements and other financial information regarding Guarantor heretofore and hereafter delivered to Creditor are and shall be true and correct in all material respects and fairly present the financial position of Guarantor as of the dates thereof, and no material adverse change has occurred in the financial condition of Guarantor reflected in the financial statements and other financial information regarding Guarantor heretofore delivered to Creditor since the date of the last statement thereof; and

                  (g) as of the date hereof, and after giving effect to this Guaranty and the obligations evidenced hereby, (i) Guarantor is and will be solvent, (ii) the fair saleable value of Guarantor's assets exceeds and will continue to exceed its liabilities (both fixed and contingent), (iii) Guarantor is and will continue to be able to pay its debts as they mature, and (iv) if Guarantor is not an individual, Guarantor has and will continue to have sufficient capital to carry on its business and all businesses in which it is about to engage.

         6. Inducement to Creditor. Guarantor acknowledges that this Guaranty is given to induce Creditor to extend credit to Debtor which would not be extended except in reliance upon this Guaranty.


APSGI/Exsorbet
GUARANTY AGREEMENT                                   Page 2

                                                                        Initials

         7. Terms of Guaranty and Indebtedness and Obligations. This Guaranty contains the entire agreement between Guarantor and Creditor with respect to Guarantor's guarantee of the Indebtedness and Obligations; provided, however, this Guaranty is in addition to and does not replace, cancel, modify, impair, or affect any other guaranty executed by Guarantor and now or hereafter held by Creditor that relates to Debtor or any other person or entity. No representations or agreements have been made by Creditor to Guarantor except as contained in this Guaranty. Guarantor has read and understands the implications of this Guaranty. Guarantor agrees to the terms, provisions and conditions of the Note, the Transaction Documents which may have been or may hereafter be executed by Debtor or other persons evidencing, securing, or in connection with the Indebtedness or Obligations or any part thereof, and agrees that Guarantor's liability shall in no manner be affected, impaired or released by reason of any term, provision, or condition of the Note, the Transaction Documents or by the failure, refusal, or omission of Creditor to enforce or observe any of same or by any action taken or omitted to be taken by Creditor pursuant thereto or in connection therewith.

         8. Payment and Performance by Guarantor. In each event that all or any portion of the Indebtedness shall become due and remain unpaid (however the maturity may have occurred), Guarantor will, upon demand, pay the amount due to Creditor (other than any interest as may be in excess of the maximum lawful amount), without notice having been given to Guarantor previous to such demand of the acceptance by Creditor of this Guaranty or of the creating or incurring of such indebtedness. Guarantor specifically agrees that it shall not be necessary or required in order to enforce any obligations under this Guaranty that Creditor has made demand for payment upon Debtor or any other person liable on the Indebtedness for payment thereof or for performance of the Obligations or has presented same for payment by Debtor or any other person liable thereon or has made protest thereof or has given notice to Debtor or any other party liable thereon of the maturity or nonpayment of the Indebtedness. All amounts becoming payable by Guarantor to Creditor under this Guaranty shall be payable at Creditor's address stated below, or at such other address as directed by Creditor in written notice to Guarantor. All payments made upon the Indebtedness at any time shall be deemed to have been paid by Debtor unless express notice in writing is given to Creditor at the time of payment by Guarantor that Creditor has been paid by Guarantor. Upon demand by Creditor, Guarantor shall perform or cause to be performed any or all of the Obligations.

         9. Suit on Guaranty. Suit may be brought by Creditor against Guarantor alone, or jointly and severally against Guarantor and any one or more other guarantors of the Indebtedness and/or Obligations, without impairing the rights of Creditor against Debtor or other guarantors of the Indebtedness and/or Obligations.

         10. Costs of Collection. Guarantor agrees to pay all costs of collection, including reasonable attorney's fees and expenses, if this Guaranty is placed in the hands of an attorney for collection or is collected through any court.

         11. Waiver by Guarantor. Guarantor specifically waives any notice (i) of acceptance of this Guaranty by Creditor, (ii) of the creation, advancement, increase, existence, renewal, extension, modification, refinancing, or rearrangement of the Indebtedness, or any indulgence with respect to the Indebtedness, or any part thereof, (iii) of nonpayment thereof or default thereon or in the performance of the Obligations, and (iv) of any amendment, modification, or restatement of all or any of the Obligations. Guarantor waives grace, demand, protest, presentment, and notice of intent to accelerate the maturity of the Indebtedness, notice of acceleration of the maturity of the Indebtedness, demand, protest, or presentment with respect to the Indebtedness, and Guarantor waives notice of the amount of the Indebtedness outstanding at any time. Guarantor agrees that the

APSGI/Exsorbet
GUARANTY AGREEMENT                                   Page 3

                                                                        Initials
maturity of the Indebtedness, or any part thereof, may be accelerated, renewed, extended, modified, refinanced, or rearranged or any other indulgence may be granted with respect thereto by Creditor at its will or as may be agreed by Debtor without notice to or further consent by Guarantor at any time. Guarantor agrees that Guarantor shall not be considered a "Debtor" as defined in Section
9.105 of the Texas Business and Commerce Code.

         12. Guarantor's Direct Liability. Creditor shall not be required, before or as a condition of enforcing the liability of Guarantor under this Guaranty, or requiring payment of the Indebtedness by Guarantor hereunder or performance of the Obligations, or at any time thereafter, to do any of the following: (a) proceed to obtain or assert a claim for personal judgment against Debtor for the Indebtedness or make any effort at collection of the Indebtedness from Debtor; (b) foreclose against or seek to realize upon the Collateral or any security now or hereafter existing for the Indebtedness or Obligations; (c) file suit or proceed to obtain or assert a claim for personal judgment against any other party (including any maker, guarantor, endorser or surety) liable for the Indebtedness or make any effort at collection of the Indebtedness from any such other party; (d) exercise or assert any other right or remedy to which Creditor is or may be entitled in connection with the Indebtedness or Obligations or any security or other guaranty therefor; (e) assert or file any claim against the assets or estate of Debtor or other person liable for the Indebtedness or Obligations, or any part thereof; (f) take any action against Debtor or any other person, to exhaust its remedies against endorsers, the Collateral or other collateral or security, or to resort to any balance of any deposit account or credit on the books of Creditor in favor of Debtor or any other person; or (g) pursue any other remedies Creditor may have in connection with the Indebtedness or Obligations.

         13. Obligations Not Impaired. Guarantor's obligations under this Guaranty shall not be released, diminished, impaired, reduced, or adversely affected, and Guarantor waives any common law, equitable, statutory or other rights that Guarantor might otherwise have, as a result of any of the following:

                  (a) any full or partial release of the liability of Debtor, any other guarantor of the Indebtedness and/or Obligations, or any other person primarily or secondarily liable on the Indebtedness and/or Obligations, or any part thereof (including any maker, endorser, guarantor or surety), whether such liability is direct or indirect, joint, several, or joint and several, it being recognized, acknowledged and agreed that Guarantor may be required to pay the Indebtedness and perform the Obligations in full without assistance of any other party, and Guarantor has not been induced to enter into this Guaranty on the basis of an understanding or agreement that other parties will at all times be liable to pay the Indebtedness or perform the Obligations, or that Creditor will look to other parties to pay the Indebtedness or perform the Obligations; provided, however, nothing in this Guaranty shall waive or release, either expressly or impliedly, any rights of subrogation, reimbursement or contribution that Guarantor may have, after payment in full of the Indebtedness and performance of the Obligations, against others liable under the Indebtedness or for performance of the Obligations, but Guarantor's rights of subrogation, reimbursement and contribution are secondary, subordinate and inferior to the rights and claims of Creditor;

                  (b) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of Debtor, or any receivership, insolvency, bankruptcy, reorganization or other similar proceedings affecting Debtor or any of its assets;

                  (c) any impairment, modification, release or limitation of liability of Debtor, or stay of foreclosure or other lien enforcement proceedings against Debtor, or Debtor's property, or Debtor's estate in bankruptcy, or any modification, discharge or extension of the Indebtedness

APSGI/Exsorbet
GUARANTY AGREEMENT                                   Page 4

                                                                        Initials
resulting from the operation of any present or future provision of the Federal Bankruptcy Code or other bankruptcy laws, or from the decision of any court, it being recognized, acknowledged and agreed that Guarantor shall remain liable on the Indebtedness and the Obligations, notwithstanding any act, omission or thing which might, but for the provisions hereof, otherwise operate as a legal or equitable discharge of Guarantor;

                  (d) any release of, subordination of, or substitution of any security or other guaranty now or hereafter held by Creditor for payment of the Indebtedness and performance of the Obligations, or of any part thereof;

                  (e) Creditor's failure to use diligence or care in preserving the liability of any person on the Indebtedness or the Obligations, or in bringing suit to enforce collection of the Indebtedness or performance of the Obligations;

                  (f) the addition of another guarantor or guarantors of the Indebtedness or Obligations;

                  (g) the substitution or withdrawal of collateral or release of security;

                  (h) any renewal, extension, modification, alteration, refinancing or rearrangement of or any other indulgence with respect to the Indebtedness or Obligations, or any part thereof;

                  (i) the exercise, failure to exercise, delay, omission or lack of diligence or care by Creditor in exercising any right or power conferred upon Creditor in this Guaranty, the Note, or any Transaction Document evidencing, securing or relating to the Note or by law or in equity;

                  (j) Debtor's not being liable for the Indebtedness or performance of the Obligations because the act of creating the Indebtedness or Obligations is ultra vires, or the officers or persons creating the Indebtedness or Obligations acted in excess of their authority, or for any reason the Indebtedness or Obligations cannot be enforced against Debtor;

                  (k) any payment by Debtor to Creditor if such payment is held to constitute a preference under the Federal Bankruptcy Code or other bankruptcy laws, or if for any other reason Creditor is required to refund such payment to Debtor or pay the amount thereof to any other party;

                  (l) Guarantor's being or becoming liable for any indebtedness owing by Debtor to Creditor, by endorsement or otherwise, other than under this Guaranty; or

                  (m) the invalidity, illegality or unenforceability of all or any part of the Indebtedness, for any reason whatsoever, including without limitation the fact that the Note or other Transaction Documents pertaining to the Indebtedness or Obligations have been forged or otherwise are irregular or not genuine or authentic.

         14. Application of Payments. If Creditor should collect or receive any payments from any person other than Guarantor, or funds which are not specifically required by law or agreement to be applied to the Indebtedness, then Creditor may, in Creditor's sole discretion, apply such payments to any indebtedness of Debtor other than the Indebtedness. Guarantor agrees that Creditor may apply payments or other funds received by Creditor from Debtor, from any other party obligated on the Indebtedness, from the liquidation of any collateral now or hereafter securing the Indebtedness, or from any other source, including without limitation, insurance proceeds and

APSGI/Exsorbet
GUARANTY AGREEMENT                                   Page 5

                                                                        Initials
condemnation, to the Indebtedness in any manner or order as Creditor may deem appropriate in its sole and absolute discretion.

         15. Collection of Indebtedness. Guarantor expressly waives any right to the benefit of or to require or control application of any security or the proceeds of any security now existing or hereafter obtained by Creditor as security for the Indebtedness, or any part thereof, and agrees that Creditor shall have no duty to apply to the Indebtedness any monies, payments or other property at any time received by or paid to or in the possession of Creditor, except as Creditor shall determine in its sole discretion. Guarantor specifically agrees that Guarantor shall not have any recourse or action against Creditor by reason of any action Creditor may take or omit to take in connection with the Indebtedness or Obligations, the collection of any sums or amounts herein mentioned, or in connection with any security for or any other guaranty of the Indebtedness and/or Obligations.

         16. Subordination. Guarantor subordinates all indebtedness owing to Guarantor from Debtor to the Indebtedness. Guarantor further subordinates any liens or security interest it may have in the collateral or security of Debtor (or any other party) to the liens and security interests in favor of Creditor securing the Indebtedness and the Obligations. Guarantor agrees not to accept any payments or satisfaction of any kind of any indebtedness of Debtor to Guarantor. If Guarantor should receive any such payment or satisfaction for indebtedness of Debtor to Guarantor in violation of the above terms, Guarantor agrees to deliver the payment or satisfaction to Creditor, and until delivered, Guarantor agrees to hold the same in trust for Creditor.

         17. Notice of Litigation, Claims, and Financial Change. Guarantor shall promptly inform Creditor of any litigation against Guarantor or affecting any security for the Indebtedness or Obligations which, if determined adversely, might have a material adverse effect upon the financial condition of Guarantor or upon such security or might cause a default under any of the documents evidencing, securing, or governing the Indebtedness or Obligations, any claim or controversy which might become the subject of litigation, and any material adverse change in the financial condition of Guarantor.

         18. Usury Disclaimer. No provision herein or in any promissory note, security instrument, or any other Transaction Document executed by Debtor or Guarantor evidencing the Indebtedness shall be construed to be or to create a contract by Guarantor to pay, as consideration for the use, forbearance, or detention of money, interest in excess of the rate or amount allowed by law. If any excess of interest in such respect is provided for herein or in any such promissory note, security instrument, or any other Transaction Document, the provisions of this Section shall govern, and neither Debtor nor Guarantor shall be obligated to pay the amount of such interest to the extent that it is in excess of the amount permitted by applicable law. The intention of the parties is to conform strictly to the usury laws now in force, and all Promissory Notes and Transaction Documents executed by Debtor or Guarantor evidencing the Indebtedness or Obligations shall be held subject to reduction to the amount allowed under said usury laws as now or hereafter construed by the courts having jurisdiction.

         19. Transferability. This Guaranty is intended for and shall inure to the benefit of Creditor and each and every other person who shall from time to time be or become the owner or holder of any of the Indebtedness, and each and every reference herein to Creditor shall also include and refer to each and every successor or assignee of Creditor at any time holding or owning any part of or interest in any part of the Indebtedness. This Guaranty shall be transferable and negotiable, with the same force and effect and to the same extent that the Indebtedness is transferable, it being understood and stipulated that upon the assignment or transfer by Creditor of any of the Indebtedness

APSGI/Exsorbet
GUARANTY AGREEMENT                                   Page 6

                                                                        Initials
the legal holder or owner of the Indebtedness (or part thereof or interest therein transferred or assigned by Creditor) shall also, unless provided otherwise by Creditor in its transfer or assignment, have and may exercise all of the rights granted to Creditor under this Guaranty to the extent of the part of or interest in the Indebtedness assigned or transferred to said person. Guarantor expressly waives notice of transfer or assignment of the Indebtedness, or any part thereof, or of the rights of Creditor hereunder. Notwithstanding anything in this Section to the contrary, all Indebtedness and Obligations to Creditor shall be paid and performed in full first, before any assignee or transferee shall receive any benefits of this Guaranty.

         20. Information Concerning Guarantor. Guarantor acknowledges and agrees that Creditor may transfer the Indebtedness or partial interests therein to one or more transferees or participants. Guarantor authorizes Creditor to disseminate any information Creditor has pertaining to the Indebtedness, including, without limitation, credit information on Guarantor, to any such transferee or participant or prospective transferee or participant.

         21. Binding on Others. This Guaranty shall be binding upon Guarantor and Guarantor's heirs, legal representative, personal representatives, executors, administrators, successors and assigns.

         22. Modification or Consent. No modification, consent or waiver of any provision of this Guaranty shall be effective unless the modification, consent or waiver is in writing and signed by an officer of Creditor, and then shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on Guarantor in any case shall, of itself, entitle Guarantor to any other or further notice or demand in similar or other circumstances. No delay or omission by Creditor in exercising any power or right under this Guaranty shall impair any such right or power or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such power preclude other or further exercise thereof, or the exercise of any other right or power under this Guaranty. All rights and remedies of Creditor under this Guaranty are cumulative of each other and of every other right or remedy which Creditor may otherwise have at law or in equity or under any other contract or document, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

         23. Waiver of Certain Statutory Provisions. Guarantor hereby waives all rights to which Guarantor may be or might otherwise become entitled to with respect to the provisions of Sections 34.02 and 34.03 of the Texas Business and Commerce Code, as amended, and agrees that the rights of Guarantor pursuant to the provisions of Section 34.04 of the Texas Business and Commerce Code, as amended, shall be subject to, secondary, subordinate and inferior in all respects to the rights of Creditor pursuant to this Guaranty.

         24. Notices. Any notice or demand to Guarantor may be given and shall conclusively be deemed and considered to have been given and received upon the deposit thereof, in writing, in the United States mail, duly stamped and addressed to Guarantor at Guarantor's address stated below, but actual notice, however given or received, shall always be effective. The last preceding sentence shall not be construed in anywise to affect or impair any waiver of notice or demand herein provided or to require giving of notice or demand to or upon Guarantor in any situation or for any reason. Creditor's and Guarantor's respective addresses are:


APSGI/Exsorbet
GUARANTY AGREEMENT                                   Page 7

                                                                        Initials

                           Creditor:   American Physicians Service Group, Inc.
                                       Attn: Mr. Duane K. Boyd
                                       1301 Capital of Texas Hwy., Suite C-300
                                       Austin, Texas, 78746

                           Guarantor:  7-7 Merger, Inc.
                                       Attn:
                                       1401 South Waldron, Suite 201
                                       Fort Smith, Arkansas 72903

         25. Governing Law and Place of Performance. GUARANTOR AGREES THAT THIS GUARANTY IS GOVERNED BY THE LAWS OF THE UNITED STATES AND THE STATE OF TEXAS. This Guaranty is performable in Travis County, Texas, and Guarantor hereby waives the right to be sued elsewhere.

         26. Headings. Section headings of this Guaranty are inserted for convenience of reference only, and shall not alter, define, or be used in construing the text of such sections.

         27. Pronouns. As used herein and when required by the context, each number (singular and plural) shall include all numbers, and each gender shall include all genders, and unless the context otherwise requires the word "person" or "party" shall include "person, corporation, firm, partnership or association".

         28. Notice of Invalidity of Oral Agreements. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         EXECUTED this 30th day of September, 1996.

                                       GUARANTOR:

                                       7-7 Merger, Inc.
                                       (an Arkansas corporation)



                                       By:
                                      Name:
                                     Title:


APSGI/Exsorbet
GUARANTY AGREEMENT                                   Page 8